UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-09025

New Covenant Funds

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-835-4531

Date of fiscal year end: June 30, 2017

Date of reporting period: June 30, 2017

Item 1.	Reports to Stockholders.

June 30, 2017 ANNUAL REPORT New Covenant Funds New Covenant Growth Fund New Covenant Income Fund New Covenant Balanced Growth Fund New Covenant Balanced Income Fund NewCovenantFunds.com

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the ‘‘Commission’’) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-835-4531; and (ii) on the Commission’s website at http://www.sec.gov.

NEW COVENANT FUNDS — JUNE 30, 2017 (Unaudited)

To Our Shareholders:

Looking back, the expectations we shared for the Funds’ most recently completed fiscal year, from the start of July 2016 through the end of June 2017, largely came to pass. The pace of interest-rate increases by the Federal Reserve (Fed) followed the market’s more modest expectations rather than those projected by Federal Open Market Committee members. The European Central Bank’s commitment to stimulus efforts entrenched euro weakness relative to the U.S. dollar for much of the period; the same can be said for the Bank of Japan and the yen. China continued to guide its currency lower, hitting a low near the end of the fiscal period. The global oil supply-demand imbalance persisted throughout the year; the Organization of Petroleum Exporting Countries’ (OPEC) agreement to curb production in January temporarily bolstered markets, but prices retraced near the end the fiscal year due to record U.S. inventories and rising U.S. production.

Geopolitical events

Geopolitical threats and an assortment of other noneconomic influences continued in various regions: civil war and domestic struggle in parts of the Middle East and Africa, the suffering of refugees and migrants in bordering countries and Europe, and acts of global terror.

Severe unrest continued in certain areas of the Middle East, driven by the opposing and overlapping regional interests of extremist groups, nationalist fighters and state actors. Syrian government forces appeared to consolidate gains in and around Aleppo, with assistance from Russia, while Iraqi forces, supported by U.S. military resources, began to make notable progress in reversing Islamic State gains. The U.S. military increased its air support during the period, targeting both Syrian government and extremist positions, while also raising the profile of its involvement in Afghanistan by targeting Islamic State strongholds.

Despite the considerable aforementioned instability in the Middle East, the price of oil remained mostly insulated from regional developments. Oil-price weakness, which began to moderate in 2016, remained primarily attributable to oversupply. Energy-export-dependent Venezuela succumbed to the economically depressive effects of low oil prices during the period, as food shortages and a breakdown of the rule of law appeared to worsen, despite an eventual rebound in the price of oil. Brazil’s prospects also paled, then recovered partially, as a corruption investigation centering on its lead state-run oil company enveloped a cross-section of political leaders. The OPEC reached an agreement in late-2016 with the cooperation of non-OPEC producers to enact production cuts in pursuit of a balanced market.

It will be interesting to see the ultimate effects of the ensuing Syrian migrant crisis on the European Union (EU). Immigration served as one of the key points of contention leading up to Great Britain’s Brexit vote in late June 2016 to leave the European Union. U.K. Prime Minister David Cameron tendered his resignation as a result, and Theresa May was appointed to the office with a mandate to enact a formal withdrawal from the EU. Prime Minister May triggered Article 50 during the second half of the fiscal period and began the formal withdrawal process.

Immigration-driven uncertainty also took center stage in the months leading up to the U.S. presidential election, which Donald Trump ultimately won in November with a tough stance on immigration. President Trump’s early actions following his inauguration in January demonstrated a commitment to follow through on tighter U.S. immigration policy.

A raft of political surprises unfolded late in the fiscal period. The U.K Conservative party relinquished its parliamentary majority to the Labour Party and was forced to seek a partner to form a minority government. Emmanuel Macron’s early-May victory in the French presidential election amounted to a significant win for the establishment. In the U.S., a high-profile special prosecutor was appointed to investigate the possibility of collusion between Donald Trump’s presidential campaign and Russia. In Brazil, an ongoing top-level corruption scandal was blown wide open in mid-May as potential evidence emerged of a taped conversation featuring President Michel Temer approving a large hush-money bribe.

Economic performance

U.S. economic growth accelerated in the third and fourth quarter of 2016, before slumping early in 2017 as consumer spending weakened and businesses cut back on inventories in a possible setback to President Trump’s assurances to promote growth. The labor market continued to improve throughout the year: the unemployment rate fell, finishing

New Covenant Funds / Annual Report / June 30, 2017	1

NEW COVENANT FUNDS — JUNE 30, 2017 (Unaudited) (Continued)

the period at 4.4%, while the labor-force participation rate ended marginally higher than a year ago at 62.8%. Average hourly earnings gained, bouncing around a mean of about 0.2% growth per month over the year; although a modest increase in price pressures weighed on real personal income growth as the period progressed. The Fed raised its target interest rate in mid-December 2016, and again in both March and June 2017, representing two of three projected rate increases in 2017.

The European Central Bank held its benchmark interest rate unchanged through the fiscal period, while the Bank of England cut its benchmark rate in August to a historic low with the hope of stimulating the U.K. economy following the Brexit vote. Quarterly growth in the eurozone expanded at its quickest pace since 2015, emphasizing the area’s notable economic performance at a time that many thought would be plagued by political uncertainty. Year-on-year growth was 1.9% at the end of the first quarter of 2017, with France, Italy and Greece all beating expectations. The U.K. economy grew at 2.0% year-on-year through the first quarter of 2017, but slowed significantly toward the end of the fiscal period as a weakened pound put a hold on consumer spending.

Japanese GDP grew 1.6% year-on-year at the end of the first quarter of 2017, while the Bank of Japan maintained stimulus to try to rejuvenate the economy. Meanwhile, economic growth in China expanded by 6.9% year- on -year in the first quarter of 2017 after China’s government provided substantial fiscal stimulus early in the period to support the government’s growth targets.

Market developments

For the fiscal period ending June 30, 2017, geopolitical events dominated global equity markets. Market movements were driven by periods of risk-on and risk-off rallies. The first half of the period was marked by continued, but uninspiring, economic expansion and populist movements surprisingly sweeping political elections in the U.K. and the U.S. The second half saw a synchronized global economic recovery.

Markets looked past the surprising Brexit vote in June and rallied during the summer after investors regained confidence in economic growth. Cyclical stocks outperformed during the summer as the risk-on rally took hold, but the rally was short-lived after investors positioned defensively into the U.S. presidential elections. Though candidate Trump was light on policy and presented a source of uncertainty to markets, promises of deregulation, corporate-tax reform and fiscally expansionary policies sparked a sharp rally in cyclical assets, and defensive assets that were bid up during prior years sold off. OPEC’s decision to curb output and the Fed’s rate hike also contributed to the sharp rally for traditional value sectors (financials, industrials and energy).

The turn of the calendar year marked the beginning of the reversal of the cyclical rally (dubbed the Trump reflation trade). The first few months saw setbacks for the Trump administration after Washington failed to pass a replacement for the Affordable Care Act and controversies involving Russian meddling plagued the new administration. There was a realization that the growth expected from promised regulatory changes would take a while to play out, and markets began to unwind the reflation trade. At the same time, assets such as defensive sectors, technology stocks and bonds that sold off during the reflation trade rallied during this period. U.S. Treasury yields rose across the curve with short-term yields rising more than long-term yields. Yields for 10-year government bonds began the fiscal period around 1.5% and ended around 2.3%, reflecting increased optimism around economic growth, but remained below their late-2016 peak.

The U.K. stunned investors with the British vote to leave the EU and joined the list of frustrations for European equities that included Italian banks with oversized debt. The result was a lack of enthusiasm for stocks in the region despite continued stimulus from the European Central Bank. European stocks experienced a small rally after the Brexit vote as investors looked past the results, and saw an even greater rally after Donald Trump’s surprising victory in the U.S. elections. President Trump’s promises for deregulation and fiscal stimulus, along with the Fed’s three rate increases during the period, sparked a cyclical rally in European stocks, with banks leading the way. At the turn of the year, despite political risk from French and Dutch elections and the possibility of fragmentation in the EU, signs of economic recovery emerged in the region, and European equities rallied on the back of recovering economic growth and victories for pro-EU parties in elections toward the end of the fiscal period.

Looking back on market performance for the full period, the MSCI ACWI Index, a proxy for global equities, rose 18.78% in U.S. dollar terms. U.S. markets performed about the same, as the S&P 500 Index returned 17.90%.

2	New Covenant Funds / Annual Report / June 30, 2017

Equity market leadership, both in the U.S. and globally, shifted from growth-oriented sectors to financials and commodity-linked sectors, then to technology in the last three months of the period. The latter group’s rally in the final fiscal quarter provided a boost to growth stocks, propelling the Russell 1000 Growth Index to 20.42% for the period, while the Russell 1000 Value Index returned 15.53%.

Small-cap stocks outperformed as well. U.S. small caps (Russell 2000 Index) outpaced large caps (Russell 1000 Index), delivering 24.60% and 18.03%, respectively.

After hitting lows early in the fiscal period on the heels of deflationary fears caused by low commodity prices and Brexit-related concerns, rates began to rise. Economic growth exceeded expectations, and Trump’s victory sparked expectations of reflationary fiscal policy. The market began to price in a December 2016 Fed rate hike, causing Treasury yields to rise, particularly those at the front end of the yield curve. The Fed voted to increase the federal-funds rate target range to 1.00-1.25% after a third rate hike during the period in June 2017, and increased its projection for the pace of rate hikes in 2017 from two to three, citing strengthening labor-market conditions and firming inflation as the rationale.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities, were lower. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) dropped 6.50% during the period, as the energy and agriculture sectors dragged down the index, while the Bloomberg Barclays 1-10 Year US TIPS Index (USD) fell 0.26%.

Global markets witnessed a significant regime change during the period, as increases made to the U.S. federal-funds rate were expected to launch a cycle of rising interest rates from historically low levels. Investors were also confronted by significant market rotations during the period, starting with a preference for safe-haven and defensive assets, then increasingly in favor of cyclically-sensitive segments.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, fell 2.18% in U.S. dollar terms during the reporting period. The high-yield market also had strong results, with the BofA Merrill Lynch US High Yield Constrained Index delivering 12.74%.

U.S. investment-grade corporate debt was positive, as the Bloomberg Barclays Investment Grade US Corporate Index returned 2.28%. U.S. asset-backed securities were marginally positive during the period, while mortgage-backed securities fell, as both faced headwinds late in the period from rising interest-rate expectations.

Emerging-market debt delivered strong performance. The J.P. Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, gained 6.41% in U.S. dollar terms during the reporting period thanks to an impressive rally in the second half of the period. The J.P. Morgan EMBI Global Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), advanced by 6.04%.

Our view

At the start of the current calendar year, as the White House was set to change hands, SEI held an optimistic view regarding the path of the U.S. economy, corporate profits and, by extension, the stock market. We saw a great opportunity for the passage of business-friendly tax and regulatory reforms; but our hopes on legislative policy now appear too optimistic. Trump’s unpopularity has emboldened the opposition to put up a unified resistance.

U.S. stock-market sectors that did well immediately following the election have corrected sharply or lagged the overall market meaningfully in the year to date. By contrast, post-election laggards have bounced back sharply. Throughout these gyrations, the U.S. equity market has managed to climb to new record highs. The lack of volatility has brought the widely-watched Chicago Board Options Exchange Market Volatility Index (VIX) to extremely low levels, which we would argue increases the odds of at least a garden-variety correction.

Although our optimism is being tested, we are gamely sticking to our expectation that a major tax bill will be pushed through Congress. Original hopes of a big cut in U.S. corporate tax rates will most likely be replaced by a smaller cut. This fiscal stimulus should still boost economic growth prospects, but could eventually add to inflationary pressures since the country’s economy is edging closer to full employment.

New Covenant Funds / Annual Report / June 30, 2017	3

NEW COVENANT FUNDS — JUNE 30, 2017 (Unaudited) (Concluded)

Fed Chair Janet Yellen and a majority of her colleagues might be coming to the same conclusion, as evidenced by the second federal funds rate hike this year and apparent intentions to reduce the size of Fed’s balance sheet. The pace of quantitative tightening should not be exceptionally disruptive to the bond market, at least during its ramp-up phase. But the Fed’s selling could aggravate upward pressure on bond yields if investors become more concerned about the inflation outlook. With the 10-year Treasury bond currently yielding just 2.25%, however, it is obvious that inflation concerns are not yet paramount.

One of the great puzzles is the lack of upward pressure on the U.S. inflation rate despite a tightening labor market. Wages and salaries continued to rise at a sedate pace, so corporate profit margins remained unusually robust despite the aging economic expansion. The connection between tight labor markets and wage inflation has seemingly been severed by slow economic growth; little visible progress on tax reform and fiscal policy stimulus; weak oil pricing; and the secular disinflationary forces of demographics and disruptive technological change.

We believe this is why investors have returned to strategies emphasizing yield and stability. Unfortunately, it’s hard to see the value in fixed-income yields that are so low in absolute terms and credit spreads that are tight relative to Treasury bonds. We do not think this lack of appeal portends imminent danger since inflation also is still low—but it does increase the vulnerability of fixed-income assets to a negative surprise (as is the case with the VIX and U.S. equities).

The European equity bounce has been strong thus far in 2017, with the MSCI European Economic and Monetary Union Index (Total Return) gaining almost 20% in U.S. dollar terms—reflecting the strength of the euro against the greenback. Economic sentiment in the region has risen to the highest level since 2007, suggesting that economic growth may soon accelerate. Perhaps more important for investors, eurozone earnings were beginning to pick up in a recovery that appears to have momentum.

The ECB’s expansion efforts seem to have finally had a positive impact. Loan growth accelerated to its best pace in six years—an encouraging-yet-slow expansion that argues strongly in favor of ECB President Mario Draghi’s long-standing preference to maintain the current pace of quantitative easing at least through 2017.

The recent U.K. election result means the country is now far more likely to move toward a “soft” Brexit. In our view, U.K services industries and the City of London have more to gain from a hybrid relationship with the European Union than from a complete sundering of the relationship (as is the wish of more hardline Brexiteers).

This latest political surprise comes at a time when the U.K. economy was showing mixed economic results. Inflation has been accelerating over the past year, which can be traced to sterling’s 20% decline since August 2015. This has not been matched by rising incomes—U.K. households are falling behind, even though the unemployment rate has dropped to its lowest level in 40 years.

If a trophy were given out for the most under-rated stock market, we would give our vote to Japan. It is no secret that its economy faces serious demographic issues. Yet Japanese equity prices have outperformed both the U.S. and Europe since 2012, when Prime Minister Shinzo Abe entered office. Governance of large, publicly traded companies in Japan has improved quite a bit. The government has been working hard to open markets that have been protected from competition.

Another factor behind the strong performance of Japanese equities stems from the liquidity infusion into the economy provided by the BOJ through its QQE program. As a percentage of gross domestic product, the BOJ’s securities holdings are almost as large as the economy itself.

As rates in the U.S. move up and the differential versus Japanese yields widens, we look for a resumption of the weakening trend in the yen against the U.S. dollar. This should serve as a tailwind for additional price appreciation in Japanese equities.

Developing-market equities have been on a tear this year, with the MSCI Emerging Markets Index climbing almost 19% in U.S. dollar terms in the year to date, and a still-substantial 15% when measured in local-currency terms. To be sure, we have seen previous episodes of U.S. equities lagging during this long bull market—but those were typically brief stumbles, lasting a mere few months. Perhaps the current bout of underperformance will prove transitory too. But we no longer view U.S. equities as the best game in town.

4	New Covenant Funds / Annual Report / June 30, 2017

Despite the gains, emerging stock markets have remained attractive on a valuation basis relative to developed markets. Investors have also been drawn to the region due to improving global economic fundamentals, with China leading the way and Brazil recording a sharp recovery from recession.

We still have concerns about the sharp increase in debt across developing economies—mostly within the corporate sector, especially in China. But at this point, we expect current trends to hold—moderate global economic growth, rising inflation that leads to commodity-price gains, and a stable or slightly weaker U.S. dollar—all of which provide a favorable macroeconomic backdrop for emerging-market economies and financial markets.

The typical market fluctuations that come with a new administration could present attractive buying opportunities. Our portfolio managers will continue to closely monitor these developments in an effort to anticipate the effects and the opportunities they may present.

On behalf of SEI Investments, I thank you for your continued confidence. We are working every day to maintain that confidence, and look forward to serving your investment needs in the future.

Sincerely,

William T. Lawrence, CFA

Head and Chief Investment Officer of Traditional Asset Management

New Covenant Funds / Annual Report / June 30, 2017	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

JUNE 30, 2017 (Unaudited)

New Covenant Growth Fund

I. Objective

The New Covenant Growth Fund’s (the “Fund”) investment objective is long-term capital appreciation. Dividend income, if any, will be incidental.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with different investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of June 30, 2017: BlackRock Investment Management, LLC, Brandywine Global Investment Management Company LLC, Coho Partners, Ltd., Parametric Portfolio Associates LLC. Ivy Investments (formerly Waddell & Reed Investments Management Company) was removed in May 2017.

III. Return vs. Benchmark

For the one-year period ending June 30, 2017, the Fund returned 18.12% and the Russell 1000 Index returned

18.03%.

IV. Fund Attribution

Equity markets shrugged off post-Brexit uncertainty in June 2016 to begin a rally that lasted through the fiscal period. Expectations of continued monetary support from central banks worldwide raised investor appetite for risk, and expectations for a pickup in global economic growth helped cyclical stocks rally until November. During this time, global equities and U.S. small-cap stocks led U.S. large caps as the market sought out riskier assets, and cyclical-value stocks outperformed their defensive peers. The U.S. Federal Reserve (Fed) continued to delay its second rate hike throughout the summer as U.S. economic data continued its slow but gradual growth.

Markets experienced a stunner in November after Donald Trump won the U.S. presidential election. Despite initial uncertainty over what a Trump presidency might mean, markets rallied after President Trump promised fiscally expansionary policies that would lift inflation expectations. As the shareholder letter addressed, cyclical assets that took a breather before the election rallied sharply in anticipation of increased fiscal spending and better prospects for financials and industrials. In December, the Fed raised rates and the Organization of the Petroleum Exporting Countries agreed to a cut in crude supply that served as additional tailwinds for value stocks in the financials and energy sectors. U.S. bond yields also rose as growth prospects lifted the yield curve.

The turn of the calendar year saw the beginning of a reversal in the post-election cyclical rally dubbed the “reflation trade”. Growth assets that sold off during the rally regained their footing and outperformed value stocks over the second half of the period. During this period, political setbacks in Washington raised doubts about whether president Trump would be able to pass his legislative agenda, and prospects of better growth for financials and industrials worsened. As a result, investors chased stocks offering better growth prospects, and technology and healthcare stocks rallied. Investor appetite for defensive assets such as U.S. Treasurys also increased as the promised growth policies failed to emerge. Despite the lack of progress in Washington, the U.S. economy continued its gradual recovery (with a boost from a recovering global economy), prompting the Fed to hike rates in March and again in June. Oil prices suffered at the beginning of the year as increasing crude production from shale producers weakened oil prices and dragged the energy sector down.

Fund performance was driven by a combination of forward-looking allocations and stock selection. Underweights to underperforming defensive sectors — such as utilities, telecommunication services and real estate — added value. An underweight to the lagging energy sector also added to performance. Within the financial sector, stock selection in cheap undervalued banks, especially by value managers, added to performance. In the technology sector, strong stock selection by growth managers contributed.

The best performing manager during the fiscal period was Brandywine, which had a strong tailwind in the second half of 2016 as value and cyclical stocks rallied sharply. Though value stocks lagged the broader market in the first half of 2017, the underperformance by Brandywine was not very severe. Strong stock selection and exposure to cheap airlines and banks drove Brandywine’s outperformance. Blackrock was the second-best performing manager due to strong stock selection in technology stocks and a tailwind in the first half of 2017 for growth stocks. Blackrock’s exposure to fast-growing internet service stocks was especially helpful as these stocks had strong earnings and favorable investor sentiment during the first half of 2016. Coho was the worst-performing manager during the period due to its overweight to defensive stocks. The manager’s defensive positioning — concentrated in consumer staples and defensive healthcare names — caused its performance to lag the broader benchmark.

6	New Covenant Funds / Annual Report / June 30, 2017

Waddell & Reed also underperformed due to missed opportunities in financials during the fourth quarter of 2016 and an overweight to energy when the sector was underperforming in the first quarter of 2017.

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Growth Fund	18.12%	6.58%	11.98%	4.86%	6.04%
Russell 1000 Index	18.03%	9.26%	14.67%	7.29%	9.68%
MSCI All Country World ex-U.S. Index	20.45%	0.80%	7.22%	1.13%	4.90%
Blended 80% Russell 1000 Index/20% MSCI All Country World ex-U.S. Index	18.57%	7.57%	13.19%	6.09%	8.81%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Growth Fund, versus the Russell 1000 Index, MSCI All Country World ex-U.S. Index and Blended 80% Russell 1000 Index/20% MSCI All Country World ex-U.S. Index.

1	For the periods ended June 30, 2017. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.
2	This table compares the Fund’s average annual total returns to those of a broad- based index and the Fund’s 80/20 Blended Benchmark, which consists of the Russell 1000 Index and the MSCI All Country World ex-U.S. Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

New Covenant Funds / Annual Report / June 30, 2017	7

New Covenant Growth Fund—$16,066 Blended 80% Russell 1000 Index/20% MSCI All Country World ex-U.S. Index—$18,069 Russell 1000 Index—$20,211 MSCI All Country World ex-U.S. Index—$11,186

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

JUNE 30, 2017 (Unaudited)

New Covenant Income Fund

I. Objective

The New Covenant Income Fund’s (the “Fund”) investment objective is a high level of current income with preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with different investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of June 30, 2017: Income Research & Management, Western Asset Management Company and Western Asset Management Company Limited.

III. Return vs. Benchmark

For the one-year period ending June 30, 2017, the Fund returned 0.27% and the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index returned -0.16%.

IV. Fund Attribution

U.S. Treasury yields began the fiscal year at historical lows in reaction to post-Brexit uncertainty, but rose during the period — as noted in the shareholder letter — and registered their largest increase after Donald Trump won the U.S. presidential election. Despite the rise in yields, returns for non-Treasury securities were generally positive from both an absolute perspective and relative to comparable Treasury bonds. Corporate bonds generated the highest excess returns, while asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) outperformed comparable Treasury bonds. Performance of agency mortgage-backed securities (MBS) was in line with the performance of comparable Treasury bonds.

Despite the rise in yields over the period, the Fund provided a positive return. An overweight to the non-Treasury sectors of the market aided performance. Credit spreads narrowed during the period, and the Fund’s underweight to U.S. Treasurys enhanced returns as U.S. Treasurys underperformed investment-grade credit. An overweight to corporate bonds was additive, and combined with strong security selection in the financial and industrial sectors, was the primary driver of outperformance. An overweight to non-agency MBS contributed to relative performance, while selection within agency MBS detracted. Overweights to ABS and CMBS, as well as selection within the latter with an emphasis on senior securities, also benefited relative performance over the fiscal year. Additionally, yield-curve positioning contributed to relative performance with an overweight to long-term bonds and underweight to two-year bonds.

Western Asset Management’s duration and yield-curve posture, corporate-bond positioning and holdings in non-agency MBS and ABS contributed. Income Research & Management also outperformed due to security selection in corporates, particularly in industrial bonds, along with an underweight to agency MBS.

The Fund used Treasury futures, eurodollar futures and to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURN [1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Income Fund	0.27%	1.90%	1.68%	2.31%	3.59%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	-0.16%	2.01%	1.87%	4.04%	6.02%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Income Fund, versus the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index.

8	New Covenant Funds / Annual Report / June 30, 2017

1	For the periods ended June 30, 2017. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

New Covenant Funds / Annual Report / June 30, 2017	9

New Covenant Income Fund-$12,566 Bloomberg Barclays U.S. Intermediate Aggregate Bond Index-$14,858

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

JUNE 30, 2017 (Unaudited)

New Covenant Balanced Growth Fund

I. Objective

The New Covenant Balanced Growth Fund’s (the “Fund”) investment objective is to produce capital appreciation with less risk than would be present in a portfolio of only common stocks.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets, in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets primarily in shares of the New Covenant Growth Fund (the “Growth Fund”) and the New Covenant Income Fund (the “Income Fund”), with a majority of its assets generally invested in shares of the Growth Fund. Between 45% and 75% of the Fund’s net assets (with a neutral position of approximately 60% of the Fund’s net assets) are invested in shares of the Growth Fund, with the balance of its assets invested in shares of the Income Fund. The Growth and Income Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies.

III. Return vs. Benchmark

For the one-year period ending June 30, 2017, the Fund returned 10.59% and the Russell 1000 Index returned

18.03%.

IV. Fund Attribution

Equity markets provided positive returns over the fiscal period, while fixed-income markets were marginally lower. Equity markets shrugged off post-Brexit uncertainty in June 2016 to begin a rally that lasted through the fiscal period. Expectations of continued monetary support from central banks worldwide raised investor appetite for risk, and expectations for a pickup in global economic growth helped cyclical stocks rally until November. During this time, global equities and U.S. small-cap stocks led U.S. large caps as the market sought out riskier assets, and cyclical-value stocks outperformed their defensive peers. The U.S. Federal Reserve (Fed) continued to delay its second rate hike throughout the summer as U.S. economic data continued its slow but gradual growth.

Markets experienced a stunner in November after Donald Trump won the U.S. presidential elections. Despite initial uncertainty over what a Trump presidency might mean, markets rallied after President Trump promised fiscally expansionary policies that would lift inflation expectations. As the shareholder letter addressed, cyclical assets that took a breather before the election rallied sharply in anticipation of increased fiscal spending and better prospects for financials and industrials. In December, the Fed raised rates and the Organization of the Petroleum Exporting Countries agreed to a cut in crude supply that served as additional tailwinds for value stocks in the financials and energy sectors. U.S. bond yields also rose as growth prospects lifted the yield curve.

The turn of the calendar year saw the beginning of a reversal in the post-election cyclical rally dubbed the “reflation trade”. Growth assets that sold off during the rally regained their footing and outperformed value stocks over the second half of the period. During this period, political setbacks in Washington raised doubts about whether president Trump would be able to pass his legislative agenda, and prospects of better growth for financials and industrials worsened. As a result, investors chased stocks offering better growth prospects, and technology and healthcare stocks rallied. Investor appetite for defensive assets such as U.S. Treasurys also increased as the promised growth policies failed to emerge. Despite the lack of progress in Washington, the U.S. economy continued its gradual recovery (with a boost from a recovering global economy), prompting the Fed to hike rates in March and again in June. Oil prices suffered at the beginning of the year as increasing crude production from shale producers weakened oil prices and dragged the energy sector down.

U.S. Treasury yields began the fiscal year at historical lows in reaction to post-Brexit uncertainty, but rose during the period — as noted in the shareholder letter — and registered their largest increase after Donald Trump won the U.S. presidential election. Despite the rise in yields, returns for non-Treasury securities were generally positive from both an absolute perspective and relative to comparable Treasury bonds. Corporate bonds generated the highest excess returns, while asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) outperformed comparable Treasury bonds. Performance of agency mortgage-backed securities (MBS) was in line with the performance of comparable Treasury bonds.

In the Growth Fund, performance was driven by a combination of forward-looking allocations and stock selection. Underweights to underperforming defensive sectors-— such as utilities, telecommunication services and real estate — added value. An underweight to the lagging energy sector also added to performance.

10	New Covenant Funds / Annual Report / June 30, 2017

Within the financial sector, stock selection in cheap undervalued banks, especially by value managers, added to performance. In the technology sector, strong stock selection by growth managers contributed.

The Income Fund provided a positive return, despite the rise in yields over the period. An overweight to the non-Treasury sectors of the market aided performance. Credit spreads narrowed during the period, and the Fund’s underweight to U.S. Treasurys enhanced returns as U.S. Treasurys underperformed investment-grade credit. An overweight to corporate bonds was additive, and combined with strong security selection in the financial and industrial sectors, was the primary driver of outperformance. An overweight to non-agency MBS contributed to relative performance, while selection within agency MBS detracted. Overweights to ABS and CMBS, as well as selection within the latter with an emphasis on senior securities, also benefited relative performance over the fiscal year. Additionally, yield-curve positioning contributed to relative performance with an overweight to long-term bonds and underweight to two-year bonds.

The Income Fund used Treasury futures, eurodollar futures and to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Balanced Growth Fund	10.59%	4.78%	7.80%	3.96%	5.08%
Russell 1000 Index	18.03%	9.26%	14.67%	7.29%	10.22%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	-0.16%	2.01%	1.87%	4.04%	6.04%
Blended 60% Russell 1000 Index/40% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	10.47%	6.45%	9.51%	6.29%	8.80%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Balanced Growth Fund, versus the Russell 1000 Index, Bloomberg Barclays U.S. Intermediate Aggregate Bond Index and Blended 60% Russell 1000 Index/40% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index.

1	For the periods ended June 30, 2017. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.
2	This table compares the Fund’s average annual total returns to those of a broad based index and the Fund’s 60/40 Blended Benchmark, which consists of the Russell 1000 Index and the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

New Covenant Funds / Annual Report / June 30, 2017	11

New Covenant Balanced Growth Fund-$14,749 Blended 60% Russell 1000 Index/40% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index-$18,410 Russell 1000 Index-$20,211 Bloomberg Barclays U.S. Intermediate Aggregate Bond Index-$14,858

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

JUNE 30, 2017 (Unaudited)

New Covenant Balanced Income Fund

I. Objective

The New Covenant Balanced Income Fund’s (the “Fund”) investment objective is to produce current income and long-term growth of capital.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets, in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets primarily in shares of the New Covenant Growth Fund (the “Growth Fund”) and the New Covenant Income Fund (the “Income Fund”), with a majority of its assets generally invested in shares of the Income Fund. Between fifty percent and seventy-five percent of the Fund’s net assets (with a neutral position of approximately 65%) are invested in shares of the Income Fund, with the balance of its net assets invested in shares of the Growth Fund. The Growth and Income Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies.

III. Return vs. Benchmark

For the one-year period ending June 30, 2017, the Fund returned 6.11% and the Russell 1000 Index returned

18.03%.

IV. Fund Attribution

Equity markets provided positive returns over the fiscal period, while fixed-income markets were marginally lower. U.S. Treasury yields began the fiscal year at historical lows in reaction to post-Brexit uncertainty, but rose during the period — as noted in the shareholder letter — and registered their largest increase after Donald Trump won the U.S. presidential election. Despite the rise in yields, returns for non-Treasury securities were generally positive from both an absolute perspective and relative to comparable Treasury bonds. Corporate bonds generated the highest excess returns, while asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) outperformed comparable Treasury bonds. Performance of agency mortgage-backed securities (MBS) was in line with the performance of comparable Treasury bonds.

Equity markets shrugged off post-Brexit uncertainty in June 2016 to begin a rally that lasted through the fiscal period. Expectations of continued monetary support from central banks worldwide raised investor appetite for risk, and expectations for a pickup in global economic growth helped cyclical stocks rally until November. During this time, global equities and U.S. small-cap stocks led U.S. large caps as the market sought out riskier assets, and cyclical-value stocks outperformed their defensive peers. The U.S. Federal Reserve (Fed) continued to delay its second rate hike throughout the summer as U.S. economic data continued its slow but gradual growth.

Markets experienced a stunner in November after Donald Trump won the U.S. presidential elections. Despite initial uncertainty over what a Trump presidency might mean, markets rallied after President Trump promised fiscally expansionary policies that would lift inflation expectations. As the shareholder letter addressed, cyclical assets that took a breather before the election rallied sharply in anticipation of increased fiscal spending and better prospects for financials and industrials. In December, the Fed raised rates and the Organization of the Petroleum Exporting Countries agreed to a cut in crude supply that served as additional tailwinds for value stocks in the financials and energy sectors. U.S. bond yields also rose as growth prospects lifted the yield curve.

The turn of the calendar year saw the beginning of a reversal in the post-election cyclical rally dubbed the “reflation trade”. Growth assets that sold off during the rally regained their footing and outperformed value stocks over the second half of the period. During this period, political setbacks in Washington raised doubts about whether president Trump would be able to pass his legislative agenda, and prospects of better growth for financials and industrials worsened. As a result, investors chased stocks offering better growth prospects, and technology and healthcare stocks rallied. Investor appetite for defensive assets such as U.S. Treasurys also increased as the promised growth policies failed to emerge. Despite the lack of progress in Washington, the U.S. economy continued its gradual recovery (with a boost from a recovering global economy), prompting the Fed to hike rates in March and again in June. Oil prices suffered at the beginning of the year as increasing crude production from shale producers weakened oil prices and dragged the energy sector down.

The Income Fund provided a positive return, despite the rise in yields over the period. An overweight to the non-Treasury sectors of the market aided performance. Credit spreads narrowed during the period, and the Fund’s underweight to U.S. Treasurys enhanced returns as U.S. Treasurys underperformed investment-grade credit. An overweight to corporate bonds was additive, and combined with strong security selection in the

12	New Covenant Funds / Annual Report / June 30, 2017

financial and industrial sectors, was the primary driver of outperformance. An overweight to non-agency MBS contributed to relative performance, while selection within agency MBS detracted. Overweights to ABS and CMBS, as well as selection within the latter with an emphasis on senior securities, also benefited relative performance over the fiscal year. Additionally, yield-curve positioning contributed to relative performance with an overweight to long-term bonds and underweight to two-year bonds.

In the Growth Fund, performance was driven by a combination of forward-looking allocations and stock selection. Underweights to underperforming defensive sectors — such as utilities, telecommunication services and real estate — added value. An underweight to the lagging energy sector also added to performance. Within the financial sector, stock selection in cheap undervalued banks, especially by value managers, added to performance. In the technology sector, strong stock selection by growth managers contributed.

The Income Fund used Treasury futures, eurodollar futures and to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Balanced Income Fund	6.11%	3.56%	5.18%	3.23%	3.96%
Russell 1000 Index	18.03%	9.26%	14.67%	7.29%	9.68%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	-0.16%	2.01%	1.87%	4.04%	5.84%
Blended 35% Russell 1000 Index/65% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	5.94%	4.63%	6.31%	5.46%	7.42%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Balanced Income Fund, versus the Russell 1000 Index, Bloomberg Barclays U.S. Intermediate Aggregate Bond Index and Blended 35% Russell 1000 Index/65% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index.

1	For the periods ended June 30, 2017. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.
2	This table compares the Fund’s average annual total returns to those of a broad- based index and the Fund’s 35/65 Blended Benchmark, which consists of the Russell 1000 Index and the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

New Covenant Funds / Annual Report / June 30, 2017	13

New Covenant Balanced Income Fund-$13,740 Blended 35% Russell 1000 Index/65% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index-$17,018 Russell 1000 Index-$20,211 Bloomberg Barclays U.S. Intermediate Aggregate Bond Index-$14,858

SCHEDULE OF INVESTMENTS

June 30, 2017

New Covenant Growth Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 95.0%
Canada — 0.6%
Canadian Natural Resources	49,265	$1,421
Magna International	18,182	842

		2,263

China — 0.7%
Alibaba Group Holding ADR *	5,426	765
Tencent Holdings ADR	58,599	2,107

		2,872

France — 0.2%
BNP Paribas ADR	18,790	683

Ireland — 0.9%
Accenture, Cl A	7,529	931
Ingersoll-Rand	9,666	883
Jazz Pharmaceuticals *	1,291	201
Mallinckrodt *	6,250	280
Medtronic	15,255	1,354

		3,649

Japan — 0.1%
Toyota Motor ADR	5,182	544

Netherlands — 0.0%
Chicago Bridge & Iron	7,665	151

Puerto Rico — 0.1%
Popular	14,249	594

United Kingdom — 0.7%
Aon	3,000	399
BP ADR	66,008	2,287
Delphi Automotive	3,672	322

		3,008

United States — 91.7%
Consumer Discretionary — 12.9%
Advance Auto Parts	1,778	207
Amazon.com *	9,006	8,718
Best Buy	5,000	287

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
BorgWarner	5,588	$237
CarMax *	3,579	226
Carnival	8,098	531
Charter Communications, Cl A *	903	304
Chipotle Mexican Grill, Cl A *	560	233
Comcast, Cl A	54,987	2,140
Dollar General	49,491	3,568
Dollar Tree *	12,651	885
Domino’s Pizza	2,800	592
DR Horton	11,815	408
Ford Motor	17,445	195
General Motors	36,482	1,274
Gentex	12,060	229
Goodyear Tire & Rubber	25,168	880
Hanesbrands	19,693	456
Hasbro	2,632	293
Hilton Grand Vacations *	1,784	64
Hilton Worldwide Holdings	5,947	368
Home Depot	25,946	3,980
Interpublic Group of	8,487	209
John Wiley & Sons, Cl A	8,540	450
Kohl’s	5,853	226
L Brands	3,954	213
Liberty Expedia Holdings, Cl A *	3,648	197
Liberty Ventures, Ser A *	4,069	213
Lowe’s	44,404	3,443
Macy’s	11,165	259
Madison Square Garden *	1,933	381
Marriott International, Cl A	3,335	335
McDonald’s	4,567	699
Mohawk Industries *	1,870	452
Netflix*	16,158	2,414
Newell Brands	9,871	529
NIKE, Cl B	47,457	2,800
Nordstrom	3,348	160
Norwegian Cruise Line Holdings *	8,688	472
Omnicom Group	39,756	3,296
priceline.com *	1,444	2,701
PVH	1,776	203
Ross Stores	2,831	163
Royal Caribbean Cruises	2,651	290
Staples	27,874	281
Starbucks	21,282	1,241
Target	5,064	265
Tesla Motors *	1,067	386
Time Warner	4,715	473
TJX	5,087	367
Tractor Supply	3,480	189
Ulta Salon Cosmetics & Fragrance *	1,710	491
Vail Resorts	2,132	432
VF	3,424	197
Visteon *	3,643	372

14	New Covenant Funds / Annual Report / June 30, 2017

20.4% Information Technology 15.8% Health Care 13.7% Financials 13.5% Consumer Discretionary 9.6% Industrials 8.7% Consumer Staples 6.3% Energy 4.0% Cash Equivalent 2.8% Materials 2.4% Real Estate 1.7% Utilities 1.1% Telecommunication Services

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Walt Disney	12,540	$1,332
Wendy’s	14,280	221
Williams-Sonoma	3,319	161
Wyndham Worldwide	3,409	342
Yum China Holdings *	5,646	223

		53,153

Consumer Staples — 8.6%
Campbell Soup	14,954	780
Clorox	11,033	1,470
Coca-Cola	66,240	2,971
Colgate-Palmolive	14,526	1,077
Costco Wholesale	5,756	921
CVS Caremark	70,174	5,646
Dr Pepper Snapple Group	23,206	2,114
Estee Lauder, Cl A	2,495	239
General Mills	15,944	883
JM Smucker	21,542	2,549
Kellogg	18,198	1,264
Kimberly-Clark	12,277	1,585
Kroger	87,929	2,050
McCormick	8,882	866
Mondelez International, Cl A	11,943	516
Monster Beverage *	26,399	1,311
PepsiCo	25,657	2,963
Post Holdings *	2,582	200
Procter & Gamble	41,167	3,588
Sysco	16,122	811
US Foods Holding *	8,242	224
Walgreens Boots Alliance	5,048	395
Wal-Mart Stores	14,348	1,086

		35,509

Energy — 5.4%
Anadarko Petroleum	13,228	600
Apache	7,152	343
Baker Hughes	7,765	423
Cheniere Energy *	4,589	224
Chevron	34,559	3,606
ConocoPhillips	17,848	785
Devon Energy	22,074	706
Diamondback Energy *	3,307	294
EOG Resources	8,117	735
EQT	2,732	160
ExxonMobil	30,329	2,448
Gulfport Energy *	18,773	277
Halliburton	18,384	785
Helmerich & Payne	12,616	686
Hess	6,103	268
Kinder Morgan	10,757	206
Marathon Oil	13,374	158
Marathon Petroleum	3,852	202
Newfield Exploration *	4,642	132

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Noble Energy	6,179	$175
Occidental Petroleum	52,695	3,155
Oceaneering International	7,176	164
ONEOK	3,505	183
Pioneer Natural Resources	4,873	778
Royal Dutch Shell ADR, Cl A	62,587	3,329
Schlumberger	11,067	729
Tesoro	2,130	199
Weatherford International *	36,526	141
Williams	6,398	194

		22,085

Financials — 13.2%
Aflac	47,733	3,708
Allstate	5,617	497
Arthur J Gallagher	4,912	281
Assurant	2,073	215
Bank of America	188,769	4,580
Bank of New York Mellon	9,127	466
Berkshire Hathaway, Cl B *	19,755	3,346
Blackstone Group (A)	45,698	1,524
Citigroup	85,755	5,735
CME Group, Cl A	1,579	198
CNA Financial	27,730	1,352
Comerica	7,408	543
Cullen	4,533	426
First Republic Bank	7,339	735
Goldman Sachs Group	6,736	1,495
Hartford Financial Services Group	4,042	212
Invesco	18,123	638
JPMorgan Chase	63,278	5,784
KKR (A)	96,486	1,795
Marsh & McLennan	48,482	3,780
MetLife	20,283	1,114
Morgan Stanley	23,074	1,028
Morningstar	2,649	208
MSCI, Cl A	2,345	242
Northern Trust	11,179	1,087
OneMain Holdings, Cl A *	8,319	205
Principal Financial Group	15,345	983
ProAssurance	3,711	226
Prudential Financial	10,053	1,087
Radian Group	11,571	189
Regions Financial	25,192	369
S&P Global	6,256	913
Santander Consumer USA Holdings *	38,688	494
SLM*	29,745	342
State Street	54,998	4,935
SVB Financial Group *	1,701	299
Synchrony Financial	15,373	458
T Rowe Price Group	2,711	201

New Covenant Funds / Annual Report / June 30, 2017	15

SCHEDULE OF INVESTMENTS

June 30, 2017

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Wells Fargo	47,987	$2,659

		54,349

Health Care — 15.2%
Abbott Laboratories	91,218	4,434
AbbVie	26,414	1,915
Acadia Healthcare *	3,163	156
Aetna	1,508	229
Agilent Technologies	12,544	744
Alexion Pharmaceuticals *	18,992	2,311
Allergan	4,390	1,067
Alnylam Pharmaceuticals *	2,465	197
AmerisourceBergen, Cl A	26,958	2,548
Amgen	26,396	4,546
Anthem	1,320	248
Baxter International	18,657	1,129
Becton Dickinson	28,577	5,576
Biogen Idec *	7,639	2,073
Bioverativ *	3,204	193
Boston Scientific *	53,182	1,474
Bristol-Myers Squibb	18,294	1,019
Celgene *	16,584	2,154
Cigna	5,764	965
DENTSPLY SIRONA	3,113	202
Edwards Lifesciences *	2,204	261
Eli Lilly	5,249	432
Gilead Sciences	19,557	1,384
HCA Holdings *	6,747	588
Horizon Pharma *	33,973	403
Humana	3,987	959
Illumina *	1,065	185
Incyte *	1,663	209
Johnson & Johnson	43,987	5,819
McKesson	1,329	219
Merck	56,700	3,634
Mylan *	8,870	344
Pfizer	69,025	2,319
Quest Diagnostics	1,980	220
Quintiles IMS Holdings *	3,474	311
Regeneron Pharmaceuticals *	1,882	924
ResMed	2,930	228
TESARO *	1,475	206
Thermo Fisher Scientific	2,235	390
UnitedHealth Group	48,970	9,080
Varian Medical Systems *	2,214	228
Zoetis, Cl A	15,932	994

		62,517

Industrials — 9.3%
3M	21,029	4,378
Acuity Brands	5,676	1,154
AECOM Technology *	21,002	679
AerCap Holdings *	15,651	727

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
American Airlines Group	26,014	$1,309
Arconic	7,379	167
Clean Harbors *	6,298	352
CSX	4,792	261
Cummins	1,644	267
Deere	3,574	442
Delta Air Lines	46,995	2,525
Dun & Bradstreet	6,351	687
Eaton	25,290	1,968
Equifax	9,960	1,369
FedEx	1,493	324
Fluor	4,058	186
General Electric	86,732	2,343
HEICO	2,785	200
Hexcel	4,105	217
Illinois Tool Works	27,011	3,869
Johnson Controls International	29,670	1,286
ManpowerGroup	6,297	703
Nielsen Holdings	7,003	271
Norfolk Southern	5,089	619
Owens Corning	4,196	281
Rockwell Automation	2,242	363
Roper Technologies	4,753	1,100
Ryder System	2,710	195
Southwest Airlines	4,455	277
Spirit AeroSystems Holdings, Cl A	12,507	725
Stanley Black & Decker	1,841	259
TransDigm Group	4,365	1,174
TransUnion *	5,525	239
Trinity Industries	12,365	347
Union Pacific	11,761	1,281
United Parcel Service, Cl B	6,206	686
United Rentals *	1,692	191
United Technologies	7,686	939
Waste Management	3,397	249
WW Grainger	17,513	3,162
Xylem	9,204	510

		38,281

Information Technology — 19.2%
Activision Blizzard	17,895	1,030
Adobe Systems *	19,199	2,715
Advanced Micro Devices *	45,676	570
Alliance Data Systems	1,901	488
Alphabet, Cl A *	10,182	9,466
Alphabet, Cl C *	553	503
Amdocs	7,734	499
Analog Devices	9,734	757
Apple	64,053	9,225
Applied Materials	11,307	467
ASML Holding, Cl G	11,092	1,445
Autodesk *	15,609	1,574
Automatic Data Processing	49,772	5,100

16	New Covenant Funds / Annual Report / June 30, 2017

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Broadcom, Cl A	6,240	$1,454
CA	12,146	419
Cisco Systems	91,622	2,868
Cognizant Technology Solutions, Cl A	15,119	1,004
Dell Technologies - VMware, Cl V *	8,890	543
DST Systems	6,594	407
DXC Technology	4,271	328
eBay *	7,634	267
Facebook, Cl A *	34,903	5,270
First Data, Cl A *	22,041	401
Genpact	15,752	438
Global Payments	7,578	684
Intel	58,513	1,974
International Business Machines	8,941	1,375
Intuit	2,390	317
IPG Photonics *	2,687	390
Keysight Technologies *	17,211	670
Lam Research	3,010	426
Mastercard, Cl A	12,275	1,491
Microchip Technology	39,693	3,063
Micron Technology *	51,042	1,524
Microsoft	127,801	8,809
National Instruments	6,033	243
NVIDIA	9,141	1,321
ON Semiconductor *	18,593	261
Oracle	23,528	1,180
PayPal Holdings *	5,575	299
QUALCOMM	11,619	642
salesforce.com *	11,001	953
Snap, Cl A *	27,365	486
Symantec	22,505	636
Texas Instruments	9,142	703
Visa, Cl A	43,671	4,095
Western Digital	2,423	215
Xerox	8,750	251

		79,246

Materials — 2.8%
Air Products & Chemicals	6,824	976
Alcoa	6,216	203
Avery Dennison	2,597	229
Ball	18,198	768
Dow Chemical	18,751	1,183
E.I. du Pont de Nemours	4,363	352
Eastman Chemical	13,134	1,103
Ecolab	6,206	824
Freeport-McMoRan Copper & Gold *	23,109	278
Louisiana-Pacific *	14,840	358
LyondellBasell Industries, Cl A	2,167	183
Monsanto	5,708	676
Newmont Mining	5,784	187
PPG Industries	1,829	201
Praxair	11,338	1,503

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Reliance Steel & Aluminum	2,785	$203
Sherwin-Williams	4,201	1,474
Sonoco Products	7,897	406
Vulcan Materials	1,786	226

		11,333

Real Estate — 2.3%
American Campus Communities ‡	10,831	512
American Tower, Cl A ‡	4,089	541
AvalonBay Communities ‡	1,993	383
Boston Properties ‡	1,468	181
Brandywine Realty Trust ‡	14,492	254
CBRE Group, Cl A *	13,491	491
Corporate Office Properties Trust ‡	18,594	651
Crown Castle International ‡	2,677	268
Equinix ‡	1,591	683
Forest City Realty Trust, Cl A ‡	10,256	248
Host Hotels & Resorts ‡	15,762	288
Hudson Pacific Properties ‡	7,137	244
ProLogis ‡	29,469	1,728
Regency Centers ‡	7,367	461
SBA Communications, Cl A *‡	4,056	547
VEREIT ‡	143,768	1,170
Welltower ‡	2,683	201
Weyerhaeuser ‡	24,255	813

		9,664

Telecommunication Services — 1.1%
AT&T	64,580	2,437
Sprint *	24,608	202
Verizon Communications	36,358	1,624
Zayo Group Holdings *	9,242	286

		4,549

Utilities — 1.7%
American Water Works	11,171	871
Calpine *	30,343	411
CMS Energy	33,968	1,571
DTE Energy	15,180	1,606
Eversource Energy	26,742	1,623
PG&E	2,937	195
Xcel Energy	18,420	845

		7,122

		377,808

Total Common Stock
(Cost $317,995) ($ Thousands)		391,572

New Covenant Funds / Annual Report / June 30, 2017	17

SCHEDULE OF INVESTMENTS

June 30, 2017

New Covenant Growth Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 4.0%
SEI Daily Income Trust, Government Fund, Cl F, 0.760%**†	16,380,799	$16,381

Total Cash Equivalent
(Cost $16,381) ($ Thousands)		16,381

Total Investments — 99.0%
(Cost $334,376) ($ Thousands)		$407,953

     Percentages are based on a Net Assets of $412,229 ($ Thousands).

‡	Real Estate Investment Trust.
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of June 30, 2017.
†	Investment in Affiliated Security (see Note 3).
(A)	Security is a Master Limited Partnership. At June 30, 2017, such securities amounted to $3,319 ($ Thousands), or 0.8% of the net assets of the Fund (See Note 2).

ADR — American Depositary Receipt

Cl — Class

MSCI — Morgan Stanley Capital International

As of June 30, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended June 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended June 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

18	New Covenant Funds / Annual Report / June 30, 2017

SCHEDULE OF INVESTMENTS

June 30, 2017

New Covenant Income Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 35.0%
Agency Mortgage-Backed Obligations — 28.1%
FHLMC
6.500%, 09/01/2039	$58	$64
5.500%, 12/01/2036 to 12/01/2038	474	529
5.000%, 12/01/2020 to 02/01/2042	1,113	1,207
4.500%, 06/01/2038 to 04/01/2047	4,976	5,339
4.000%, 04/01/2043 to 07/01/2047	3,183	3,355
3.500%, 11/01/2042 to 12/01/2045	3,800	3,915
3.000%, 08/01/2046	2,902	2,898
2.000%, 09/01/2023	865	867
FHLMC CMO, Ser 2011-3947, Cl SG, IO
4.791%, 10/15/2041 (A)	415	67
FHLMC CMO, Ser 2012-4057, Cl UI, IO
3.000%, 05/15/2027	259	24
FHLMC CMO, Ser 2012-4085, Cl IO, IO
3.000%, 06/15/2027	573	49
FHLMC CMO, Ser 2012-4092, Cl AI, IO
3.000%, 09/15/2031	776	80
FHLMC CMO, Ser 2012-4099, Cl ST, IO
4.841%, 08/15/2042 (A)	174	35
FHLMC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	457	72
FHLMC CMO, Ser 2013-4203, Cl PS, IO
5.261%, 09/15/2042 (A)	282	46
FHLMC CMO, Ser 2014-4310, Cl SA, IO
4.791%, 02/15/2044 (A)	74	13
FHLMC CMO, Ser 2014-4335, Cl SW, IO
4.841%, 05/15/2044 (A)	152	26
FHLMC CMO, Ser 2014-4415, Cl IO, IO
1.797%, 04/15/2041 (A)	112	6
FHLMC Multifamily Structured Pass-Through Certificates, Ser K712, Cl X1, IO
1.339%, 11/25/2019 (A)	1,388	33

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ1, Cl M2
3.716%, 08/25/2024 (A)	$134	$136
FHLMC Structured Agency Credit Risk Debt
Notes, Ser 2017-DNA1, Cl M1
2.416%, 07/25/2029 (A)	371	376
FHLMC TBA 4.000%, 08/15/2046	400	420
3.500%, 08/25/2046	2,500	2,563
3.000%, 08/01/2046	800	797
2.500%, 08/15/2031	1,000	1,005
FNMA
7.000%, 11/01/2037 to 11/01/2038	40	44
6.500%, 08/01/2017 to 05/01/2040	352	395
6.000%, 07/01/2037 to 11/01/2038	205	232
5.500%, 02/01/2035	204	229
5.000%, 01/01/2021 to 08/14/2046	5,916	6,482
4.500%, 02/01/2035 to 04/01/2056	2,750	2,976
4.000%, 06/01/2025 to 04/01/2047	11,548	12,216
3.500%, 12/01/2032 to 01/01/2046	7,562	7,807
3.429%, 03/01/2036 (A)	32	34
3.000%, 11/01/2046	387	386
2.893%, 01/01/2036 (A)	49	51
2.500%, 10/01/2042	740	717
2.240%, 09/01/2026	148	143
1.833%, 05/01/2043 (A)	1,308	1,348
FNMA CMO, Ser 2003-W2, Cl 2A9
5.900%, 07/25/2042	628	700
FNMA CMO, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	173	195
FNMA CMO, Ser 2012-93, Cl UI, IO
3.000%, 09/25/2027	737	68
FNMA CMO, Ser 2014-47, Cl AI, IO
1.905%, 08/25/2044 (A)	483	29
FNMA CMO, Ser 2015-55, Cl IO, IO
1.579%, 08/25/2055 (A)	64	3
FNMA CMO, Ser 2015-56, Cl AS, IO
4.934%, 08/25/2045 (A)	83	19
FNMA CMO, Ser 2015-M3, Cl X2, IO
0.373%, 10/25/2024 (A)	4,741	108
FNMA Connecticut Avenue Securities, Ser 2017-C01, Cl 1M1
2.516%, 07/25/2029 (A)	487	492
FNMA TBA
4.000%, 08/13/2039	200	210
3.500%, 08/01/2046	4,000	4,117
3.000%, 08/25/2031 to 08/01/2046	2,700	2,720
2.500%, 08/25/2027	200	201
FNMA, Ser M1, Cl A2
2.497%, 10/25/2026 (A)	150	145
GNMA
5.500%, 02/20/2037 to 01/15/2039	226	250

New Covenant Funds / Annual Report / June 30, 2017	19

33.1% Mortgage-Backed Securities 18.2% U.S. Treasury Obligations 9.9% Financials 8.4% Asset-Backed Securities 3.8% Foreign Bonds 3.5% Consumer Discretionary 3.1% Repurchase Agreement 3.0% Energy 2.9% Industrials 2.1% Telecommunication Services 2.1% Sovereign Debt 1.9% Health Care 1.7% Utilities 1.0% U.S. Government Agency Obligations 1.3% Consumer Staples 1.0% Information Technology 1.0% Real Estate 0.8% Cash Equivalent 0.6% Materials 0.6% Municipal Bonds

SCHEDULE OF INVESTMENTS

June 30, 2017

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
5.000%, 12/20/2038 to 07/20/2040	$1,218	$1,334
4.600%, 09/15/2034	2,875	3,109
4.500%, 07/20/2038 to 07/20/2041	1,185	1,270
4.000%, 01/15/2041	722	765
3.500%, 08/20/2045 to 03/20/2047	1,061	1,100
2.500%, 02/20/2027	1,161	1,179
GNMA CMO, Ser 2012-34, Cl SA, IO
5.040%, 03/20/2042 (A)	52	9
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038	132	12
GNMA CMO, Ser 2012-H18, Cl NA
1.503%, 08/20/2062 (A)	257	257
GNMA CMO, Ser 2012-H30, Cl GA
1.333%, 12/20/2062 (A)	1,071	1,065
GNMA CMO, Ser 2013-85, Cl IA, IO
0.745%, 03/16/2047 (A)	3,455	143
GNMA CMO, Ser 2013-95, Cl IO, IO
0.711%, 04/16/2047 (A)	1,960	84
GNMA CMO, Ser 2013-H01, Cl TA
1.483%, 01/20/2063 (A)	254	254
GNMA CMO, Ser 2013-H08, Cl BF
1.383%, 03/20/2063 (A)	1,003	997
GNMA CMO, Ser 2013-H21, Cl FB
1.683%, 09/20/2063 (A)	610	613
GNMA CMO, Ser 2014-105, IO
1.100%, 06/16/2054	1,345	81
GNMA CMO, Ser 2014-186, Cl IO, IO
0.781%, 08/16/2054 (A)	1,716	91
GNMA CMO, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	158	36
GNMA CMO, Ser 2015-7, Cl IO, IO
0.879%, 01/16/2057 (A)	1,329	83
GNMA CMO, Ser 2015-H20, Cl FA
0.663%, 08/20/2065 (A)	325	324
GNMA TBA
3.500%, 08/15/2041 to 07/01/2046	2,800	2,897
3.000%, 08/15/2046	3,700	3,734

		85,676

Non-Agency Mortgage-Backed Obligations — 6.9%
A10 Term Asset Financing, Ser 2013-2, Cl A
2.620%, 11/15/2027 (B)	22	21
Bear Stearns ALT-A Trust, Ser 2004-6, Cl 1A
1.856%, 07/25/2034 (A)	211	209
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-PW17, Cl A4
5.694%, 06/11/2050 (A)	199	200
CD Commercial Mortgage Trust, Ser 16-CD2, Cl A4
3.526%, 11/01/2049	140	145
CD Mortgage Trust, Ser 2007-CD5, Cl A4
5.886%, 11/15/2044 (A)	134	134

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust
4.137%, 04/14/2050	$70	$73
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Cl AS
4.017%, 10/10/2047	100	105
Citigroup Commercial Mortgage Trust, Ser 2015-GC33, Cl D
3.172%, 09/10/2058	200	155
Citigroup Commercial Mortgage Trust, Ser 2015-GC33, Cl A4
3.778%, 09/10/2058	140	147
Citigroup Commercial Mortgage Trust, Ser 2016-P6, Cl AAB
3.512%, 12/10/2049	810	844
COMM Mortgage Trust, Ser 2014-CR19, Cl C
4.875%, 08/10/2047 (A)	200	205
COMM Mortgage Trust, Ser 2012-CR5, Cl AM
3.223%, 12/10/2045 (B)	590	599
COMM Mortgage Trust, Ser 2013-CR8, Cl A4
3.334%, 06/10/2046	818	842
COMM Mortgage Trust, Ser 2014-PAT, Cl A
1.789%, 08/13/2027 (A)(B)	116	116
Commercial Mortgage Pass-Through Certificates, Ser 2013-WWP, Cl A2
3.424%, 03/10/2031 (B)	100	104
Commercial Mortgage Trust, Ser 2007-GG11, Cl A4
5.736%, 12/10/2049	114	114
Commercial Mortgage Trust, Ser 2013-CC13, Cl XA, IO
0.938%, 12/10/2023 (A)	758	28
Commercial Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (A)	20	21
Commercial Mortgage Trust, Ser 2013-CR12, Cl C
5.082%, 10/10/2046 (A)	10	10
Commercial Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	20	21
Commercial Mortgage Trust, Ser 2014-TWC, Cl A
1.840%, 02/13/2032 (A)(B)	200	200
Credit Suisse Commercial Mortgage Trust, Ser 2007-C5, Cl A4
5.695%, 09/15/2040 (A)	375	375
CSMC Trust, Ser 2014-TIKI, Cl B
2.509%, 09/15/2038 (A)(B)	233	231
CSMC Trust, Ser 2014-TIKI, Cl A
1.939%, 09/15/2038 (A)(B)	310	310
CSMC Trust, Ser 2016-BDWN, Cl B
5.659%, 02/15/2029 (A)(B)	200	200

20	New Covenant Funds / Annual Report / June 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
DBUBS Mortgage Trust, Ser 2011-LC2A, Cl A4
4.537%, 07/10/2044 (B)	$1,010	$1,082
GE Business Loan Trust, Ser 2007-1A, Cl A
1.159%, 04/16/2035 (A)(B)	263	253
GS Mortgage Securities Trust, Ser 2013-GC16, Cl B
5.161%, 11/10/2046 (A)	80	88
Homestar Mortgage Acceptance, Ser 2004-6, Cl M2
1.694%, 01/25/2035 (A)	1,049	1,040
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl B
4.927%, 11/15/2045 (A)	210	225
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl C
5.058%, 11/15/2045 (A)	50	52
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
4.886%, 01/15/2047 (A)	30	32
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.560%, 09/15/2047 (A)	80	80
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C29, Cl C
4.202%, 05/15/2048 (A)	380	370
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl A5
3.822%, 07/15/2048	490	514
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl A3
3.801%, 08/15/2048	490	514
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl C
4.512%, 03/15/2050 (A)	200	206
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C5, Cl A3
4.171%, 08/15/2046	8	9
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-C6, Cl A3
3.507%, 05/15/2045	1,275	1,330
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-LC9, Cl AS
3.353%, 12/15/2047 (B)	380	387
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-PHH, Cl C
3.089%, 08/15/2027 (A)(B)	110	110
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-FL7, Cl D
4.739%, 05/15/2028 (A)(B)	200	191
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-LC9, Cl A2
1.677%, 12/15/2047	917	917

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust, Ser 2015-5, Cl A9
2.873%, 05/25/2045 (A)(B)	$237	$237
JPMorgan Mortgage Trust, Ser 2016-1, Cl A5
3.500%, 05/25/2046 (A)(B)	739	753
MASTR Alternative Loans Trust, Ser 2004-2, Cl 4A1
5.000%, 02/25/2019	21	21
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C5, Cl A4
3.176%, 08/15/2045	1,475	1,520
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A4
4.083%, 07/15/2046 (A)	120	129
Morgan Stanley Capital I Trust, Ser 2012-C4, Cl A4
3.244%, 03/15/2045	220	227
Morgan Stanley Capital I Trust, Ser 2016-BNK2, Cl A4
3.049%, 11/15/2049	140	138
Morgan Stanley Capital I Trust, Ser 2016-UB12, Cl A4
3.596%, 12/15/2049	160	165
Morgan Stanley Re-Remic Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051 (B)	24	24
Morgan Stanley Re-Remic Trust, Ser 2012-XA, Cl A
2.000%, 07/27/2049 (B)	9	9
MSCG Trust, Ser 2015-ALDR, Cl A2
3.577%, 06/07/2035 (A)(B)	410	408
MSCG Trust, Ser 2016-SNR, Cl C
5.205%, 11/15/2034 (B)	150	151
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A3
5.957%, 03/25/2047	101	101
Sequoia Mortgage Trust, Ser 2017-1, Cl A4
3.500%, 02/25/2047 (A)(B)	953	973
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-3AC, Cl A2
3.300%, 03/25/2034 (A)	227	230
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A)(B)	458	462
UBS-BAMLL Trust, Ser 2012-WRM, Cl A
3.663%, 06/10/2030 (B)	116	119
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A4
3.525%, 05/10/2063	73	76
UBS-Barclays Commercial Mortgage Trust, Ser 2012-CN, Cl XA, IO
1.422%, 05/10/2063 (A)(B)	370	20
Wells Fargo Commercial Mortgage Trust, Ser 2014-LC16, Cl XA, IO
1.388%, 08/15/2050 (A)	2,507	149

New Covenant Funds / Annual Report / June 30, 2017	21

SCHEDULE OF INVESTMENTS

June 30, 2017

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust, Ser 2015-NXS3
3.371%, 09/15/2057	$160	$166
WFRBS Commercial Mortgage Trust, Ser 2011-C4, Cl A4
4.902%, 06/15/2044 (A)(B)	1,354	1,475
WFRBS Commercial Mortgage Trust, Ser 2012-C10, Cl XA, IO
1.648%, 12/15/2045 (A)(B)	1,150	77
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.477%, 06/15/2045 (A)(B)	1,179	65
WFRBS Commercial Mortgage Trust, Ser 2013-C11, Cl AS
3.311%, 03/15/2045	160	163
WFRBS Commercial Mortgage Trust, Ser 2013-C13, Cl XA, IO
1.365%, 05/15/2045 (A)(B)	1,363	72
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl C
3.850%, 10/15/2057 (A)	150	149
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl B
4.377%, 10/15/2057 (A)	270	284
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl XA, IO
0.681%, 10/15/2057 (A)	1,196	42

		21,214

Total Mortgage-Backed Securities (Cost $106,725) ($ Thousands)		106,890

CORPORATE OBLIGATIONS — 30.5%
Consumer Discretionary — 3.7%
21st Century Fox America
6.900%, 03/01/2019	900	971
BMW US Capital
2.150%, 04/06/2020 (B)	950	954
Charter Communications Operating
4.908%, 07/23/2025	40	43
Comcast Cable Communications Holdings
9.455%, 11/15/2022	1,116	1,495
Danone
2.077%, 11/02/2021 (B)	500	493
Ford Motor Credit
8.125%, 01/15/2020	340	386
2.597%, 11/04/2019	1,060	1,067
2.262%, 03/28/2019	759	761
General Motors Financial
4.200%, 03/01/2021	819	859
3.700%, 11/24/2020	80	83

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.700%, 05/09/2023	$190	$193
3.150%, 01/15/2020	330	335
Hyundai Capital America MTN
2.400%, 10/30/2018 (B)	240	241
McDonald’s MTN
2.750%, 12/09/2020	280	285
NBCUniversal Media
4.375%, 04/01/2021	10	11
Newell Brands
4.200%, 04/01/2026	10	11
3.850%, 04/01/2023	90	94
3.150%, 04/01/2021	30	31
TCI Communications
7.875%, 02/15/2026	240	324
Time Warner
4.875%, 03/15/2020	995	1,064
Time Warner Cable
5.000%, 02/01/2020	990	1,056
Viacom
5.625%, 09/15/2019	422	451
3.875%, 04/01/2024	30	30

		11,238

Consumer Staples — 1.4%
CVS Health
4.125%, 05/15/2021	300	317
3.875%, 07/20/2025	95	99
2.800%, 07/20/2020	190	193
CVS Pass-Through Trust
7.507%, 01/10/2032 (B)	1,313	1,622
Kimberly-Clark
6.125%, 08/01/2017	140	140
Kraft Heinz Foods
5.375%, 02/10/2020	86	93
4.875%, 02/15/2025 (B)	80	86
3.950%, 07/15/2025	40	41
Kroger
4.000%, 02/01/2024	140	145
PepsiCo
3.000%, 08/25/2021	290	300
2.750%, 03/05/2022	80	82
Smithfield Foods
2.700%, 01/31/2020 (B)	330	332
Walgreens Boots Alliance
3.450%, 06/01/2026	150	150
Wal-Mart Stores
4.250%, 04/15/2021	210	227
WM Wrigley Jr (B)
2.900%, 10/21/2019	360	366

22	New Covenant Funds / Annual Report / June 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.400%, 10/21/2018	$140	$141

		4,334

Energy — 3.2%
Anadarko Petroleum
8.700%, 03/15/2019	590	651
5.550%, 03/15/2026	190	212
5.211%, 10/10/2036 (C)	3,000	1,237
Apache
3.250%, 04/15/2022	783	794
Baker Hughes
3.200%, 08/15/2021	26	27
BP Capital Markets
3.216%, 11/28/2023	140	142
Chevron
2.954%, 05/16/2026	170	169
2.100%, 05/16/2021	130	129
1.991%, 03/03/2020	1,150	1,153
ConocoPhillips
4.200%, 03/15/2021	444	471
Devon Energy
5.850%, 12/15/2025	120	137
3.250%, 05/15/2022	630	626
Enterprise Products Operating
3.900%, 02/15/2024	457	475
EOG Resources
4.150%, 01/15/2026	60	63
ExxonMobil
3.043%, 03/01/2026	150	151
Halliburton
3.800%, 11/15/2025	140	143
3.250%, 11/15/2021	180	185
Kinder Morgan Energy Partners
4.150%, 02/01/2024	770	792
Noble Energy
4.150%, 12/15/2021	290	306
Occidental Petroleum
4.100%, 02/01/2021	50	53
3.400%, 04/15/2026	80	81
3.125%, 02/15/2022	100	103
3.000%, 02/15/2027	130	126
Petrofac
3.400%, 10/10/2018 (B)	150	141
Schlumberger Holdings
3.000%, 12/21/2020 (B)	970	988
Sinopec Group Overseas Development
4.375%, 04/10/2024 (B)	290	308

		9,663

Financials — 10.4%
American Express
7.000%, 03/19/2018	660	685

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.650%, 12/02/2022	$264	$264
American Express Credit MTN
2.200%, 03/03/2020	710	713
American International Group
4.875%, 06/01/2022	415	455
Bank of America
7.625%, 06/01/2019	75	83
Bank of America MTN
6.875%, 04/25/2018	390	406
5.625%, 07/01/2020	30	33
5.000%, 05/13/2021	80	87
4.450%, 03/03/2026	678	706
4.200%, 08/26/2024	210	218
4.125%, 01/22/2024	370	391
4.100%, 07/24/2023	280	296
4.000%, 04/01/2024	440	461
4.000%, 01/22/2025	80	81
3.875%, 08/01/2025	140	145
3.500%, 04/19/2026	130	130
3.300%, 01/11/2023	60	61
2.600%, 01/15/2019	170	172
1.950%, 05/12/2018	458	459
Bank of Montreal MTN
2.100%, 12/12/2019	783	785
Bank of New York Mellon MTN
4.600%, 01/15/2020	836	888
BB&T MTN
6.850%, 04/30/2019	240	260
Bear Stearns
7.250%, 02/01/2018	140	144
Blackstone Holdings Finance
6.625%, 08/15/2019 (B)	987	1,077
BPCE MTN
3.000%, 05/22/2022 (B)	640	646
Chubb INA Holdings
3.350%, 05/03/2026	40	41
2.300%, 11/03/2020	60	60
Citibank
2.000%, 03/20/2019	470	472
Citigroup
8.125%, 07/15/2039	12	18
5.500%, 09/13/2025	150	167
5.300%, 05/06/2044	31	35
4.650%, 07/30/2045	28	30
4.450%, 09/29/2027	150	156
4.400%, 06/10/2025	160	167
4.300%, 11/20/2026	40	41
4.050%, 07/30/2022	40	42
3.500%, 05/15/2023	100	101
3.400%, 05/01/2026	673	666
2.700%, 03/30/2021	455	458
1.700%, 04/27/2018	228	228

New Covenant Funds / Annual Report / June 30, 2017	23

SCHEDULE OF INVESTMENTS

June 30, 2017

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Cooperatieve Rabobank UA
3.950%, 11/09/2022	$670	$700
Daiwa Securities Group
3.129%, 04/19/2022 (B)	50	50
General Electric Capital MTN
6.000%, 08/07/2019	414	450
4.650%, 10/17/2021	180	198
4.375%, 09/16/2020	10	11
Goldman Sachs Group
5.950%, 01/18/2018	660	675
5.750%, 01/24/2022	662	745
5.150%, 05/22/2045	20	22
4.750%, 10/21/2045	40	44
4.250%, 10/21/2025	90	93
3.500%, 11/16/2026	90	90
2.300%, 12/13/2019	460	461
Goldman Sachs Group MTN
6.000%, 06/15/2020	480	529
5.375%, 03/15/2020	640	691
4.000%, 03/03/2024	420	440
HSBC Finance
6.676%, 01/15/2021	180	203
HSBC Holdings
3.400%, 03/08/2021	360	370
2.950%, 05/25/2021	380	385
John Deere Capital
1.700%, 01/15/2020	40	40
John Deere Capital MTN
2.250%, 04/17/2019	60	61
JPMorgan Chase
4.500%, 01/24/2022	786	851
3.875%, 09/10/2024	290	299
Liberty Mutual Group
4.250%, 06/15/2023 (B)	600	638
Lincoln National
6.250%, 02/15/2020	570	625
MetLife
1.903%, 12/15/2017	110	110
Metropolitan Life Global Funding I
3.000%, 01/10/2023 (B)	507	516
Morgan Stanley MTN
3.750%, 02/25/2023	1,810	1,882
Principal Life Global Funding II
2.625%, 11/19/2020 (B)	570	574
Royal Bank of Canada MTN
2.125%, 03/02/2020	900	902
Santander Holdings USA
3.450%, 08/27/2018	180	183
Santander UK Group Holdings
3.571%, 01/10/2023	200	205
Sumitomo Mitsui Trust Bank
2.050%, 03/06/2019 (B)	599	599

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Synchrony Financial
3.000%, 08/15/2019	$120	$122
TD Ameritrade Holding
3.300%, 04/01/2027	564	563
Toronto-Dominion Bank MTN
1.950%, 01/22/2019	740	743
Toyota Motor Credit MTN
1.375%, 01/10/2018	260	260
UBS Group Funding Jersey
4.125%, 04/15/2026 (B)	634	661
UBS Group Funding Switzerland
3.491%, 05/23/2023 (B)	390	399
WEA Finance
2.700%, 09/17/2019 (B)	310	313
Wells Fargo
5.625%, 12/11/2017	585	595
3.069%, 01/24/2023	808	820
3.000%, 10/23/2026	190	185
Wells Fargo Bank
6.000%, 11/15/2017	250	254
Wells Fargo MTN
4.900%, 11/17/2045	30	33
4.600%, 04/01/2021	480	517
4.300%, 07/22/2027	260	272
3.450%, 02/13/2023	120	123
1.500%, 01/16/2018	90	90

		31,920

Health Care — 2.0%
Abbott Laboratories
3.400%, 11/30/2023	250	256
2.350%, 11/22/2019	110	111
AbbVie
3.600%, 05/14/2025	10	10
2.500%, 05/14/2020	700	708
Aetna
2.800%, 06/15/2023	20	20
Anthem
3.125%, 05/15/2022	340	346
Baylor Scott & White Holdings
1.947%, 11/15/2021	1,226	1,201
Becton Dickinson
4.685%, 12/15/2044	50	52
3.734%, 12/15/2024	24	24
3.363%, 06/06/2024	210	210
Cardinal Health
2.616%, 06/15/2022	100	100
Celgene
3.875%, 08/15/2025	130	136
3.550%, 08/15/2022	60	62
Eli Lilly
2.350%, 05/15/2022	170	170

24	New Covenant Funds / Annual Report / June 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Gilead Sciences
2.500%, 09/01/2023	$50	$49
2.050%, 04/01/2019	290	291
Humana
7.200%, 06/15/2018	50	53
3.150%, 12/01/2022	240	244
Johns Hopkins Health System
1.424%, 05/15/2018	500	499
Medtronic
3.125%, 03/15/2022	190	196
Medtronic Global Holdings SCA
1.700%, 03/28/2019	930	931
Merck
2.750%, 02/10/2025	20	20
Thermo Fisher Scientific
2.400%, 02/01/2019	150	151
UnitedHealth Group
1.625%, 03/15/2019	200	199
Zoetis
1.875%, 02/01/2018	70	70

		6,109

Industrials — 3.1%
AerCap Ireland Capital
4.625%, 10/30/2020	730	776
4.500%, 05/15/2021	310	329
American Airlines Pass-Through Trust, Ser 2013-2
4.950%, 01/15/2023	438	466
American Airlines, Ser 2016-3, Cl A
3.250%, 10/15/2028	1,247	1,228
Aviation Capital Group
6.750%, 04/06/2021 (B)	80	91
Burlington Northern and Santa Fe Railway Pass-Through Trust, Ser 2002-2
5.140%, 01/15/2021	296	307
Burlington Northern Santa Fe
4.550%, 09/01/2044	10	11
Cintas No. 2
3.700%, 04/01/2027	120	124
2.900%, 04/01/2022	120	122
Continental Airlines Pass-Through Trust, Ser 1999-1
6.545%, 02/02/2019	20	21
Continental Airlines Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	747	787
Delta Air Lines
2.875%, 03/13/2020	493	499
Delta Air Lines Pass-Through Trust, Ser 2010-2, Cl A
4.950%, 05/23/2019	316	328

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Delta Air Lines Pass-Through Trust, Ser 2015-1, Cl AA
3.625%, 07/30/2027	$616	$635
Eaton
2.750%, 11/02/2022	450	452
1.500%, 11/02/2017	20	20
GE Capital International Funding
2.342%, 11/15/2020	1,205	1,215
General Electric
4.500%, 03/11/2044	90	100
General Electric Capital MTN
6.875%, 01/10/2039	30	43
5.300%, 02/11/2021	160	177
International Lease Finance
5.875%, 08/15/2022	400	452
Republic Services
3.200%, 03/15/2025	180	181
United Airlines Pass-Through Trust
4.000%, 04/11/2026	836	873
Waste Management
3.500%, 05/15/2024	120	125

		9,362

Information Technology — 1.1%
Apple
2.850%, 05/11/2024	557	560
2.450%, 08/04/2026	70	67
Diamond 1 Finance (B)
4.420%, 06/15/2021	430	453
3.480%, 06/01/2019	90	92
Intel
3.700%, 07/29/2025	30	32
Juniper Networks
4.600%, 03/15/2021	452	481
Mastercard
3.375%, 04/01/2024	190	198
Microsoft
2.400%, 08/08/2026	210	202
1.850%, 02/06/2020	360	361
Oracle
1.200%, 10/15/2017	190	190
QUALCOMM
2.100%, 05/20/2020	180	181
Visa
4.300%, 12/14/2045	10	11
3.150%, 12/14/2025	110	112
2.200%, 12/14/2020	300	302

		3,242

Materials — 0.6%
Barrick Gold
4.100%, 05/01/2023	207	224

New Covenant Funds / Annual Report / June 30, 2017	25

SCHEDULE OF INVESTMENTS

June 30, 2017

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Equate Petrochemical MTN
4.250%, 11/03/2026 (B)	$200	$203
Freeport-McMoRan
4.000%, 11/14/2021	170	166
Glencore Funding (B)
4.125%, 05/30/2023	900	923
4.000%, 03/27/2027	190	187
Southern Copper
3.500%, 11/08/2022	130	132

		1,835

Real Estate — 1.0%
American Tower Trust I (B)
3.070%, 03/15/2023	80	80
1.551%, 03/15/2018	100	100
Simon Property Group
4.375%, 03/01/2021	430	458
2.350%, 01/30/2022	413	409
Ventas Realty
4.125%, 01/15/2026	566	582
3.500%, 02/01/2025	488	485
Welltower
4.500%, 01/15/2024	902	963

		3,077

Telecommunication Services — 2.2%
AT&T
5.800%, 02/15/2019	820	870
4.125%, 02/17/2026	408	418
3.875%, 08/15/2021	10	10
3.449%, 11/27/2022 (B)(C)	2,000	1,684
3.400%, 05/15/2025	460	452
3.000%, 06/30/2022	10	10
2.375%, 11/27/2018	290	292
1.400%, 12/01/2017	100	100
Bharti Airtel
4.375%, 06/10/2025 (B)	200	200
Cox Communications
3.250%, 12/15/2022 (B)	615	614
Sprint Spectrum
3.360%, 09/20/2021 (B)	280	282
Verizon Communications
4.500%, 09/15/2020	1,074	1,147
4.125%, 03/16/2027	10	10
2.946%, 03/15/2022 (B)	411	414
2.625%, 02/21/2020	268	272
2.450%, 11/01/2022	130	128

		6,903

Utilities — 1.8%
Consumers Energy
5.650%, 04/15/2020	752	828

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Dominion Energy
2.579%, 07/01/2020	$260	$261
Duke Energy
3.750%, 04/15/2024	900	940
3.550%, 09/15/2021	170	177
FirstEnergy
4.250%, 03/15/2023	290	305
2.850%, 07/15/2022	250	250
2.750%, 03/15/2018	340	342
Northern States Power
7.125%, 07/01/2025	1,190	1,526
Sempra Energy
2.400%, 03/15/2020	840	844

		5,473

Total Corporate Obligations (Cost $91,865) ($ Thousands)		93,156

U.S. TREASURY OBLIGATIONS — 19.2%
U.S. Treasury Bills
0.953%, 09/21/2017 (C)	1,318	1,315
U.S. Treasury Bonds
4.500%, 02/15/2036	2,073	2,676
3.750%, 11/15/2043	1,760	2,069
3.000%, 05/15/2045	470	484
3.000%, 02/15/2047	1,830	1,887
3.000%, 05/15/2047	840	867
2.875%, 11/15/2046	1,410	1,418
U.S. Treasury Inflation-Protected Securities
2.375%, 01/15/2025	571	650
1.375%, 02/15/2044	168	183
0.750%, 02/15/2042	444	422
0.625%, 01/15/2024	723	734
0.375%, 07/15/2023	935	941
0.125%, 04/15/2021	2,229	2,225
0.125%, 04/15/2022	583	580
0.125%, 07/15/2024	360	354
U.S. Treasury Notes
3.375%, 05/15/2044	120	133
2.375%, 05/15/2027	40	40
2.250%, 11/15/2025	1,240	1,240
2.250%, 02/15/2027	2,707	2,694
2.125%, 12/31/2021	130	132
2.125%, 05/15/2025	200	199
2.000%, 11/30/2022	780	782
2.000%, 05/31/2024	1,390	1,379
2.000%, 06/30/2024	2,210	2,190
1.875%, 01/31/2022	12,240	12,255
1.750%, 05/31/2022	1,433	1,425
1.625%, 06/30/2019	120	121
1.625%, 02/15/2026	5,684	5,402

26	New Covenant Funds / Annual Report / June 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
1.500%, 08/31/2018	$160	$160
1.500%, 01/31/2019	380	381
1.500%, 05/31/2019	30	30
1.375%, 01/31/2021	1,750	1,732
1.375%, 05/31/2021	2,760	2,722
1.375%, 09/30/2023	290	278
1.250%, 07/31/2023	390	372
1.125%, 09/30/2021	2,990	2,908
0.875%, 10/15/2017	80	80
0.875%, 11/15/2017	30	30
0.875%, 09/15/2019	1,195	1,181
0.750%, 02/28/2018	120	120
0.750%, 08/15/2019	3,689	3,639
U.S. Treasury STRIPS
2.071%, 08/15/2022 (C)	200	181

Total U.S. Treasury Obligations (Cost $58,644) ($ Thousands)		58,611

ASSET-BACKED SECURITIES — 8.9%
Automotive — 2.6%
Ford Credit Floorplan Master Owner Trust, Ser 2016-1, Cl A1
1.760%, 02/15/2021	2,800	2,800
Honda Auto Receivables Owner Trust, Ser 2016-1, Cl A4
1.380%, 04/18/2022	1,307	1,299
Hyundai Auto Lease Securitization Trust, Ser 2017-A, Cl A3
1.880%, 08/17/2020 (B)	2,029	2,031
NextGear Floorplan Master Owner Trust, Ser 2016-1A, Cl A2
2.740%, 04/15/2021 (B)	1,557	1,569

		7,699

Home — 0.6%
Ameriquest Mortgage Securities, Ser 2003-9, Cl AV1
1.784%, 09/25/2033 (A)	103	99
Argent Securities, Ser 2004-W5, Cl AV2
2.064%, 04/25/2034 (A)	321	301
CGBAM Commercial Mortgage Trust, Ser 2016-IMC, Cl D
6.572%, 11/15/2021 (A)(B)	340	336
Citifinancial Mortgage Securities, Ser 2004-1, Cl AF4
5.070%, 04/25/2034	300	309
Lake Country Mortgage Loan Trust, Ser 2006-HE1, Cl M5
3.024%, 07/25/2034 (A)(B)	390	394

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Master Asset-Backed Securities Trust, Ser 2007-NCW, Cl A1
1.324%, 05/25/2037 (A)(B)	$308	$292
New Century Home Equity Loan Trust, Ser 2003-A, Cl A
1.744%, 10/25/2033 (A)(B)	112	108

		1,839

Other Asset-Backed Securities — 5.7%
Academic Loan Funding Trust, Ser 2012-1A, Cl A1
1.824%, 12/27/2022 (A)(B)	13	13
Ally Master Owner Trust, Ser 2015-3, Cl A
1.630%, 05/15/2020	3,339	3,339
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A2M
2.274%, 10/25/2047 (A)	199	195
Countrywide Asset-Backed Certificates, Ser 2007-4, Cl A4W
5.098%, 04/25/2047	348	341
Countrywide Home Equity Loan Trust, Ser 2006-F, Cl 2A1A
1.299%, 07/15/2036 (A)	571	537
DRB Prime Student Loan Trust, Ser 2015-B, Cl A1
3.116%, 10/27/2031 (A)(B)	411	419
DRB Prime Student Loan Trust, Ser 2015-D, Cl A2
3.200%, 01/25/2040 (B)	573	579
Invitation Homes Trust, Ser 2015-SFR3, Cl A
2.509%, 08/17/2032 (A)(B)	2,141	2,151
People’s Choice Home Loan Securities Trust, Ser 2004-1, Cl M1
1.909%, 06/25/2034 (A)	410	381
SLM Private Credit Student Loan Trust, Ser 2006-A, Cl A5
1.536%, 06/15/2039 (A)	410	389
SLM Student Loan Trust, Ser 2002-A, Cl A2
1.681%, 12/16/2030 (A)	380	373
SLM Student Loan Trust, Ser 2005-8
1.326%, 01/25/2040	800	758
Small Business Administration, Ser 2015-20C, Cl 1
2.720%, 03/01/2035	1,210	1,213
SMB Private Education Loan Trust, Ser 2015-B, Cl A1
1.859%, 02/15/2023 (A)(B)	96	96
SMB Private Education Loan Trust, Ser 2016-B, Cl A2A
2.430%, 02/17/2032 (B)	580	576
SMB Private Education Loan Trust, Ser 2016-C, Cl A2B
2.259%, 09/15/2034 (A)(B)	380	386

New Covenant Funds / Annual Report / June 30, 2017	27

SCHEDULE OF INVESTMENTS

June 30, 2017

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SoFi Professional Loan Program, Ser 2017-A, Cl A2A
1.550%, 03/26/2040 (B)	$589	$587
United States Small Business Administration, Ser 2010-20H, Cl 1
3.520%, 08/01/2030	505	529
United States Small Business Administration, Ser 2011-20B, Cl 1
4.220%, 02/01/2031	494	532
United States Small Business Administration, Ser 2011-20J, Cl 1
2.760%, 10/01/2031	280	284
United States Small Business Administration, Ser 2013-20K, Cl 1
3.380%, 11/01/2033	1,126	1,166
United States Small Business Administration, Ser 2014-20F, Cl 1
2.990%, 06/01/2034	1,152	1,178
United States Small Business Administration, Ser 2015-20E, Cl 1
2.770%, 05/01/2035	705	709
United States Small Business Administration, Ser 2015-20K, Cl 1
2.700%, 11/01/2035	719	719

		17,450

Total Asset-Backed Securities (Cost $26,851) ($ Thousands)		26,988

FOREIGN BONDS — 4.0%
Actavis Funding SCS
3.800%, 03/15/2025	100	103
3.450%, 03/15/2022	120	124
Barclays Bank
10.179%, 06/12/2021 (B)	370	463
BHP Billiton Finance USA
2.875%, 02/24/2022	16	16
BNP Paribas MTN
2.700%, 08/20/2018	300	303
2.375%, 09/14/2017	320	321
BP Capital Markets
3.561%, 11/01/2021	230	241
3.506%, 03/17/2025	20	20
3.119%, 05/04/2026	170	169
British Telecommunications
2.350%, 02/14/2019	270	272
Celulosa Arauco y Constitucion
4.750%, 01/11/2022	80	83
CNOOC Finance 2015 USA
3.500%, 05/05/2025	330	330
Cooperatieve Rabobank UA
4.375%, 08/04/2025	250	262

Description	Face Amount (Thousands)	Market Value ($ Thousands)
FOREIGN BONDS (continued)
Credit Suisse NY MTN
2.300%, 05/28/2019	$310	$312
Ecopetrol
5.375%, 06/26/2026	140	146
4.250%, 09/18/2018	140	143
FMS Wertmanagement AoeR
1.000%, 11/21/2017	200	200
Glencore Finance Canada
2.700%, 10/25/2017 (B)	210	210
HSBC Holdings
4.250%, 08/18/2025	230	236
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (B)	200	203
Landwirtschaftliche Rentenbank
1.375%, 10/23/2019	110	109
National Australia Bank
1.250%, 03/08/2018 (B)	1,150	1,147
OCP
4.500%, 10/22/2025 (B)	400	403
Petrobras Global Finance
6.850%, 06/05/2115	150	133
5.375%, 01/27/2021	1,030	1,047
Petroleos Mexicanos
4.875%, 01/18/2024	190	193
Rogers Communications
6.800%, 08/15/2018	715	755
Shell International Finance
4.375%, 03/25/2020	130	138
Shell International Finance
3.250%, 05/11/2025	150	153
2.875%, 05/10/2026	40	40
2.250%, 11/10/2020	360	362
1.750%, 09/12/2021	1,592	1,562
Skandinaviska Enskilda Banken
1.375%, 05/29/2018 (B)	800	798
Telefonica Emisiones SAU
5.134%, 04/27/2020	80	86
Teva Pharmaceutical Finance Netherlands III
2.200%, 07/21/2021	1,006	988
Vale Overseas
6.875%, 11/21/2036	100	107
4.375%, 01/11/2022	55	56

Total Foreign Bonds (Cost $12,164) ($ Thousands)		12,234

SOVEREIGN DEBT — 2.2%
Colombia Government International Bond
5.625%, 02/26/2044	280	306
Indonesia Government International Bond MTN
3.750%, 04/25/2022	370	380

28	New Covenant Funds / Annual Report / June 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Kuwait International Government Bond
3.500%, 03/20/2027 (B)	$210	$214
Mexico Government International Bond MTN
3.625%, 03/15/2022	630	653
3.600%, 01/30/2025	380	385
Peruvian Government International Bond
6.550%, 03/14/2037	60	79
5.625%, 11/18/2050	270	327
Poland Government International Bond
5.125%, 04/21/2021	440	485
4.000%, 01/22/2024	450	481
Province of Ontario Canada
4.400%, 04/14/2020	840	896
1.100%, 10/25/2017	500	499
Province of Quebec Canada MTN
6.350%, 01/30/2026	1,010	1,253
2.625%, 02/13/2023	500	508
Russian Foreign Bond
7.500%, 03/31/2030	225	270

Total Sovereign Debt (Cost $6,580) ($ Thousands)		6,736

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.0%
FHLMC
2.375%, 01/13/2022	1,090	1,113
1.250%, 10/02/2019	70	70
FNMA
2.189%, 10/09/2019 (C)	1,190	1,142
Tennessee Valley Authority
3.875%, 02/15/2021	790	848

Total U.S. Government Agency Obligations (Cost $3,146) ($ Thousands)		3,173

MUNICIPAL BONDS — 0.7%
Florida — 0.3%
Florida State, Board of Administration Finance, Ser A, RB
2.638%, 07/01/2021	420	421
Florida State, State Board of Administration Finance, Ser A, RB
2.163%, 07/01/2019	535	538

		959

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Wisconsin — 0.4%
Wisconsin State, Ser A, RB, AGM
5.700%, 05/01/2026	$970	$1,125

Total Municipal Bonds (Cost $2,087) ($ Thousands)		2,084

	Shares
CASH EQUIVALENT — 0.8%
SEI Daily Income Trust, Government Fund, Cl F 0.760%*†	2,406,508	2,407

Total Cash Equivalent (Cost $2,407) ($ Thousands)		2,407

	Face Amount (Thousands)
REPURCHASE AGREEMENT(D) — 3.3%
Deutsche Bank
1.140%, dated 06/30/2017, to be repurchased on 07/03/2017, repurchase price $10,000,950 (collateralized by a U.S. Treasury Obligation, 2.625%, 07/15/2017, $10,000,000; with total market value $10,500,000)	$10,000	10,000

Total Repurchase Agreement (Cost $10,000) ($ Thousands)		10,000

Total Investments — 105.6% (Cost $320,469) ($ Thousands)		$322,279

New Covenant Funds / Annual Report / June 30, 2017	29

SCHEDULE OF INVESTMENTS

June 30, 2017

New Covenant Income Fund (Concluded)

A list of the open futures contracts held by the Fund at June 30, 2017 are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
90-Day Euro$	(31)	Sep-2017	$(1)
90-Day Euro$	(56)	Dec-2019	(53)
90-Day Euro$	56	Dec-2018	43
90-Day Euro$	(61)	Dec-2017	8
U.S. 10-Year Treasury Note	(67)	Sep-2017	24
U.S. 2-Year Treasury Note	(86)	Oct-2017	27
U.S. 5-Year Treasury Note	85	Oct-2017	(24)
U.S. Ultra Long Treasury Bond	2	Sep-2017	4
Ultra 10-Year U.S. Treasury Note	15	Sep-2017	1

			$29

The futures contracts are considered to have interest rate risk associated with them.

Percentages are based on Net Assets of $305,157 ($ Thousands).
*	Rate shown is the 7-day effective yield as of June 30, 2017.
†	Investment in Affiliated Security (see Note 3).

(A)	Variable Rate Security – The rate reported on the Schedule of Investments is the rate in effect as of June 30, 2017.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On June 30, 2017, the value of these securities amounted to $37,177 ($ Thousands), representing 12.2% of the Net Assets of the Fund.
(C)	The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(D)	Tri-Party Repurchase Agreement.

AGM– Assured Guaranty Municipal Corp.

Cl – Class

CMO – Collateralized Mortgage Obligation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

IO – Interest Only - face amount represents notional amount

MTN – Medium Term Note

NY – New York

RB – Revenue Bond

Re-Remic – Resecuritization of Real Estate Mortgage Investment Conduit

Ser – Series

STRIPS – Separately Traded Registered Interest and Principal Securities

TBA – To Be Announced

The following is a list of the levels of inputs used as of June 30, 2017 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$–	$106,890	$–	$106,890
Corporate Obligations	–	93,156	–	93,156
U.S. Treasury Obligations	–	58,611	–	58,611
Asset-Backed Securities	–	26,988	–	26,988
Foreign Bonds	–	12,234	–	12,234
Sovereign Debt	–	6,736	–	6,736
U.S. Government Agency Obligations	–	3,173	–	3,173
Municipal Bonds	–	2,084	–	2,084
Cash Equivalent	2,407	–	–	2,407
Repurchase Agreement	–	10,000	–	10,000

Total Investments in Securities	$2,407	$319,872	$–	$322,279

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$107	$–	$–	$107
Unrealized Depreciation	(78)	–	–	(78)

Total Other Financial Instruments	$29	$–	$–	$29

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the period ended June 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended June 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “–” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

30	New Covenant Funds / Annual Report / June 30, 2017

SCHEDULE OF INVESTMENTS

June 30, 2017

New Covenant Balanced Growth Fund

Sector Weightings (Unaudited)†: †Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 99.1%
Equity Fund — 60.2%
New Covenant Growth Fund †	4,285,055	$172,045

Total Equity Fund (Cost $113,233) ($ Thousands)		172,045

Fixed Income Fund — 38.9%
New Covenant Income Fund †	4,797,208	111,344

Total Fixed Income Fund (Cost $110,974) ($ Thousands)		111,344

Total Affiliated Investment Funds (Cost $224,207) ($ Thousands)		283,389

CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Government Fund, Cl F 0.760%*†	2,520,442	2,520

Total Cash Equivalent (Cost $2,520) ($ Thousands)		2,520

Total Investments — 100.0% (Cost $226,727) ($ Thousands)		$285,909

Percentages are based on a Net Assets of $285,970 ($ Thousands).

*	Rate shown is the 7-day effective yield as of June 30, 2017.
†	Investment in Affiliated Security (see Note 3).

Cl — Class

As of June 30, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended June 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended June 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2017	31

0.9% Cash Equivalent 99.1% Affiliated Investment Funds

SCHEDULE OF INVESTMENTS

June 30, 2017

New Covenant Balanced Income Fund

Sector Weightings (Unaudited)†: †Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 98.8%
Fixed Income Fund — 63.6%
New Covenant Income Fund †	2,167,116	$50,299

Total Fixed Income Fund (Cost $50,463) ($ Thousands)		50,299

Equity Fund — 35.2%
New Covenant Growth Fund †	694,371	27,879

Total Equity Fund (Cost $15,578) ($ Thousands)		27,879

Total Affiliated Investment Funds (Cost $66,041) ($ Thousands)		78,178

CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Government Fund, Cl F 0.760%*†	922,150	922

Total Cash Equivalent (Cost $922) ($ Thousands)		922

Total Investments — 100.0% (Cost $66,963) ($ Thousands)		$79,100

Percentages are based on a Net Assets of $79,100 ($ Thousands).

*	Rate shown is the 7-day effective yield as of June 30, 2017.
†	Investment in Affiliated Security (see Note 3).

Cl — Class

As of June 30, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended June 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended June 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

32	New Covenant Funds / Annual Report / June 30, 2017

1.2% Cash Equivalent 98.8% Affiliated Investment Funds

STATEMENTS OF ASSETS AND LIABILITIES ($ THOUSANDS)

June 30, 2017

	Growth Fund		Income Fund		Balanced Growth Fund		Balanced Income Fund
Assets:
Investments, at value†	$391,572		$309,872		$—		$—
Repurchase Agreements, at value ††	—		10,000		—		—
Affiliated investments, at value†††	16,381		2,407		285,909		79,100
Cash	5,202		2,781		—		—
Receivable for investment securities sold	654		28,610		—		—
Dividends and interest receivable	400		1,786		180		82
Foreign tax reclaim receivable	64		—		—		—
Cash pledged as collateral for futures contracts	—		86		—		—
Receivable for fund shares sold	—		—		1		13
Receivable for variation margin	—		35		—		—
Prepaid expenses	27		20		19		5
Total Assets	414,300		355,597		286,109		79,200
Liabilities:
Payable for investment securities purchased	1,238		49,688		—		—
Payable for fund shares redeemed	442		13		49		74
Investment advisory fees payable	137		77		—		—
Administration fees payable	68		50		26		8
Shareholder servicing fees payable	34		25		—		—
Trustees’ fees payable	1		1		16		—
CCO fees payable	1		—		—		—
Income distribution payable	—		437		—		—
Social witness and licensing fees payable	—		36		—		—
Payable for variation margin	—		26		—		—
Accrued expense payable	150		87		48		18
Total Liabilities	2,071		50,440		139		100
Net Assets	$412,229		$305,157		$285,970		$79,100
† Cost of investments	$317,995		$308,062		$—		$—
†† Cost of repurchase agreements	—		10,000		—		—
††† Cost of affiliated investments	16,381		2,407		226,727		66,963
Net Assets:
Paid-in Capital — (unlimited authorization — par value $0.001)	$319,884		$355,902		$236,555		$68,674
Undistributed net investment income	471		18		415		199
Accumulated net realized gain (loss) on investments, affiliated investments, capital gain distributions from affiliated investments, written options and futures contracts	18,305		(52,607)		(10,182)		(1,910)
Net unrealized appreciation on investments and affiliated investments	73,577		1,810		59,182		12,137
Net unrealized appreciation on futures contracts	—		29		—		—
Net unrealized appreciation (depreciation) on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(8)		5		—		—
Net Assets	$412,229		$305,157		$285,970		$79,100
Net Asset Value, Offering and Redemption Price Per Share	$40.15		$23.21		$96.48		$20.74
	($412,229,123 ÷		($305,157,466 ÷		($285,969,705 ÷		($79,100,080 ÷
	10,267,105 shares	)	13,145,999 shares	)	2,964,169 shares	)	3,813,393 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2017	33

STATEMENTS OF OPERATIONS ($ THOUSANDS)

For the year ended June 30, 2017

	Growth Fund	Income Fund	Balanced Growth Fund	Balanced Income Fund
Investment Income:
Dividend income	$6,671	$—	$—	$—
Dividend income from affiliated registered investment company	47	10	3,284	1,122
Interest income	66	7,176	—	—
Less: foreign taxes withheld	—	—	—	—
Total Investment Income	6,784	7,186	3,284	1,122
Expenses:
Investment advisory fees	2,507	1,264	—	—
Administration fees	809	602	502	137
Social witness and licensing fees	607	452	—	—
Shareholder servicing fees	404	301	—	—
Trustee fees	4	3	3	1
Chief compliance officer fees	3	2	2	—
Transfer agent fees	94	68	65	16
Professional fees	45	34	32	8
Registration fees	34	25	25	6
Printing fees	32	24	23	6
Custodian fees	6	8	8	2
Other expenses	12	76	4	1
Total Expenses	4,557	2,859	664	177
Less:
Waiver of investment advisory fees	(733)	(448)	—	—
Waiver of administration fees	—	—	(265)	(32)
Net Expenses	3,824	2,411	399	145
Net Investment Income	2,960	4,775	2,885	977
Net Realized and Change in Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	36,673	(187)	—	—
Affiliated investments	—	—	1,337	320
Written and purchased options	—	195	—	—
Futures contracts	102	570	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	27,590	(4,399)	—	—
Affiliated investments	—	—	24,638	3,359
Written and purchased options	—	1	—	—
Futures contracts	(50)	76	—	—
Net Increase in Net Assets Resulting from Operations	$67,275	$1,031	$28,860	$4,656

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

34	New Covenant Funds / Annual Report / June 30, 2017

STATEMENTS OF CHANGES IN NET ASSETS ($ THOUSANDS)

For the year ended June 30,

	Growth Fund		Income Fund
	2017	2016	2017	2016
Operations:
Net investment income	$2,960	$3,008	$4,775	$5,092
Net realized gain (loss) from investments, affiliated investments, written and purchased options and futures contracts	36,775	(13,208)	578	3,522
Net realized loss on foreign currency transactions	—	(3)	—	—
Net change in unrealized appreciation (depreciation) on investments, affiliated investments, written and purchased options and futures contracts	27,540	(3,927)	(4,322)	3,039
Net change in unrealized appreciation on foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	—	—	—	5
Net increase (decrease) in net assets resulting from operations	67,275	(14,130)	1,031	11,658
Dividends and Distributions From:
Net investment income	(2,811)	(2,425)	(5,601)	(5,431)
Net realized gains	—	(26,424)	—	—
Total dividends and distributions	(2,811)	(28,849)	(5,601)	(5,431)
Capital Share Transactions:
Proceeds from shares issued	9,910	40,997	31,435	30,013
Reinvestment of dividends & distributions	490	25,637	620	602
Cost of shares redeemed	(57,578)	(44,870)	(19,493)	(43,972)
Increase (decrease) in net assets derived from capital share transactions	(47,178)	21,764	12,562	(13,357)
Net increase (decrease) in net assets	17,286	(21,215)	7,992	(7,130)
Net Assets:
Beginning of Year	394,943	416,158	297,165	304,295
End of Year	$412,229	$394,943	$305,157	$297,165
Undistributed Net Investment Income Included in Net Assets at Year End	$471	$406	$18	$18
Share Transactions:
Shares issued	259	1,207	1,355	1,297
Shares issued in lieu of dividends and distributions	13	740	27	26
Shares redeemed	(1,544)	(1,280)	(837)	(1,900)
Increase (Decrease) in net assets derived from share transactions	(1,272)	667	545	(577)

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2017	35

STATEMENTS OF CHANGES IN NET ASSETS ($ THOUSANDS) (Concluded)

For the year ended June 30,

	Balanced Growth Fund		Balanced Income Fund
	2017	2016	2017	2016
Operations:
Net investment income	$2,885	$2,677	$977	$930
Net realized gain (loss) from investments, affiliated investments, written and purchased options and futures contracts	1,337	(2,208)	320	(674)
Capital gain distributions received from affiliated investments	—	11,355	—	1,784
Net change in unrealized appreciation (depreciation) on investments, affiliated investments, written and purchased options and futures contracts	24,638	(13,521)	3,359	(970)
Net increase (decrease) in net assets resulting from operations	28,860	(1,697)	4,656	1,070
Dividends and Distributions From:
Net investment income	(2,917)	(5,355)	(982)	(1,221)
Net realized gains	(6,990)	(25,693)	(1,021)	(4,082)
Total dividends and distributions	(9,907)	(31,048)	(2,003)	(5,303)
Capital Share Transactions:
Proceeds from shares issued	13,386	19,348	4,903	5,760
Reinvestment of dividends & distributions	9,013	28,515	1,632	4,631
Cost of shares redeemed	(39,812)	(28,248)	(8,033)	(8,416)
Increase (decrease) in net assets derived from capital share transactions	(17,413)	19,615	(1,498)	1,975
Net increase (decrease) in net assets	1,540	(13,130)	1,155	(2,258)
Net Assets:
Beginning of Year	284,430	297,560	77,945	80,203
End of Year	$285,970	$284,430	$79,100	$77,945
Undistributed Net Investment Income Included in Net Assets at Year End	$415	$447	$199	$204
Share Transactions:
Shares issued	143	209	241	283
Shares issued in lieu of dividends and distributions	98	317	81	234
Shares redeemed	(426)	(303)	(394)	(415)
Increase (Decrease) in net assets derived from share transactions	(185)	223	(72)	102

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

36	New Covenant Funds / Annual Report / June 30, 2017

FINANCIAL HIGHLIGHTS

For the years ended June 30,

For a Share Outstanding Throughout the Year

	Growth Fund
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$34.23	$38.28	$43.70	$37.28	$32.23
Investment Activities:
Net investment income(1)	0.27	0.27	0.22	0.23	0.28
Net realized and unrealized gains (losses) on securities(1)	5.91	(1.67)	2.29	8.55	5.20
Total from investment activities	6.18	(1.40)	2.51	8.78	5.48
Dividends and Distributions from:
Net investment income	(0.26)	(0.21)	(0.22)	(0.24)	(0.43)
Net realized gains	–	(2.44)	(7.71)	(2.12)	–
Total dividends and distributions	(0.26)	(2.65)	(7.93)	(2.36)	(0.43)
Net Asset Value, End of Year	$40.15	$34.23	$38.28	$43.70	$37.28
Total Return†	18.12%	(3.68)%	6.41%	24.18%	17.11%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$412,229	$394,943	$416,158	$424,852	$369,133
Ratio of net expenses to average net assets	0.95%	1.02%	1.02%	1.02%	0.99%
Ratio of expenses to average net assets, excluding waivers	1.13%	1.14%	1.12%	1.15%	1.15%
Ratio of net investment income to average net assets	0.73%	0.76%	0.54%	0.55%	0.81%
Portfolio turnover rate	50%	103%	107%	86%	47%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

New Covenant Funds / Annual Report / June 30, 2017	37

FINANCIAL HIGHLIGHTS (Continued)

For the years ended June 30,

For a Share Outstanding Throughout the Year

	Income Fund
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$23.58	$23.09	$23.13	$22.77	$23.28
Investment Activities:
Net investment income(1)	0.37	0.40	0.35	0.34	0.29
Net realized and unrealized gains (losses) on securities(1)	(0.31)	0.51	(0.01)	0.41	(0.41)
Total from investment activities	0.06	0.91	0.34	0.75	(0.12)
Dividends and Distributions from:
Net investment income	(0.43)	(0.42)	(0.38)	(0.39)	(0.39)
Total dividends and distributions	(0.43)	(0.42)	(0.38)	(0.39)	(0.39)
Net Asset Value, End of Year	$23.21	$23.58	$23.09	$23.13	$22.77
Total Return†	0.27%	4.00%	1.46%	3.31%	(0.55)%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$305,157	$297,165	$304,295	$309,039	$291,669
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.77%
Ratio of expenses to average net assets, excluding waivers	0.95%	0.98%	0.95%	0.98%	0.95%
Ratio of net investment income to average net assets	1.58%	1.71%	1.50%	1.50%	1.23%
Portfolio turnover rate	140%	202%	115%	168%	295%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

The accompanying notes are an integral part of the financial statements.

38	New Covenant Funds / Annual Report / June 30, 2017

	Balanced Growth Fund
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$90.32	$101.71	$101.92	$89.69	$82.87
Investment Activities:
Net investment income(1)	0.94	0.88	0.85	1.43	1.08
Net realized and unrealized gains (losses) on securities(1)	8.44	(1.63)	3.71	12.23	6.96
Total from investment activities	9.38	(0.75)	4.56	13.66	8.04
Dividends and Distributions from:
Net investment income	(0.94)	(1.72)	(2.86)	(1.43)	(1.22)
Net realized gains	(2.28)	(8.92)	(1.91)	–	–
Total dividends and distributions	(3.22)	(10.64)	(4.77)	(1.43)	(1.22)
Net Asset Value, End of Year	$96.48	$90.32	$101.71	$101.92	$89.69
Total Return†	10.59%	(0.50)%	4.54%	15.30%	9.77%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$285,970	$284,430	$297,560	$305,924	$271,518
Ratio of net expenses to average net assets	0.14%	0.14%	0.14%	0.14%	0.14%
Ratio of expenses to average net assets, excluding waivers	0.23%	0.27%	0.26%	0.27%	0.27%
Ratio of net investment income to average net assets	1.01%	0.94%	0.83%	1.48%	1.24%
Portfolio turnover rate	4%	14%	13%	6%	7%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2017	39

FINANCIAL HIGHLIGHTS (Concluded)

For the years ended June 30,

For a Share Outstanding Throughout the Year

	Balanced Income Fund
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$20.06	$21.20	$21.55	$19.95	$19.25
Investment Activities:
Net investment income(1)	0.25	0.24	0.22	0.30	0.26
Net realized and unrealized gains (losses) on securities(1)	0.95	0.02	0.46	1.68	0.76
Total from investment activities	1.20	0.26	0.68	1.98	1.02
Dividends and Distributions from:
Net investment income	(0.25)	(0.31)	(0.47)	(0.30)	(0.32)
Net realized gains	(0.27)	(1.09)	(0.56)	(0.08)	–
Total dividends and distributions	(0.52)	(1.40)	(1.03)	(0.38)	(0.32)
Net Asset Value, End of Year	$20.74	$20.06	$21.20	$21.55	$19.95
Total Return†	6.11%	1.41%	3.22%	10.01%	5.34%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$79,100	$77,945	$80,203	$85,622	$81,818
Ratio of net expenses to average net assets	0.19%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets, excluding waivers	0.23%	0.27%	0.25%	0.26%	0.27%
Ratio of net investment income to average net assets	1.25%	1.19%	1.04%	1.44%	1.30%
Portfolio turnover rate	5%	17%	15%	9%	7%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

40	New Covenant Funds / Annual Report / June 30, 2017

NOTES TO FINANCIAL STATEMENTS

June 30, 2017

1. ORGANIZATION

New Covenant Funds (the “Trust”), an open-end, diversified management investment company, was organized as a Delaware business trust on September 30, 1998. It currently consists of four investment funds: New Covenant Growth Fund (“Growth Fund”), New Covenant Income Fund (“Income Fund”), New Covenant Balanced Growth Fund (“Balanced Growth Fund”), and New Covenant Balanced Income Fund (“Balanced Income Fund”), (individually, a “Fund,” and collectively, the “Funds”). The Funds commenced operations on July 1, 1999. The Trust’s authorized capital consists of an unlimited number of shares of beneficial interest of $0.001 par value. Effective February 20, 2012, the Funds’ investment adviser is SEI Investments Management Corporation (the “Adviser”). Prior to February 20, 2012, the Funds’ investment adviser was One Compass Advisors, a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation.

The objectives of the Funds are as follows:

Growth Fund	Long-term capital appreciation.

Income Fund	High level of current income with preservation of capital.

Balanced Growth Fund	Capital appreciation with less risk than would be present in a portfolio of only common stocks.

Balanced Income Fund	Current income and long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Trust’s Board of Trustees. The Trust’s fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the

New Covenant Funds / Annual Report / June 30, 2017	41

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017

security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the adviser or sub-adviser may request that a Committee Meeting be called. In addition, the Trust’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Committee Meeting should be called based on the information provided.

The Growth Fund holds international securities that also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by this Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Growth Fund will value the non-U.S. securities that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options not traded on a national securities exchange are valued at the last quoted bid price.

The assets of the Balanced Growth Fund and the Balanced Income Fund (the “Balanced Funds”) consist primarily of investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with the established NAV of each fund.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended June 30, 2017, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classifications reference the Schedules of Investments.

Securities Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific

42	New Covenant Funds / Annual Report / June 30, 2017

identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Repurchase Agreements — To the extent consistent with its investment objective and strategies, a Fund may enter into repurchase agreements which are secured by obligations of the U.S. Government with a bank, broker-dealer or other financial institution. Each repurchase agreement is at least 102% collateralized and marked-to-market. However, in the event of default or bankruptcy by the counterparty to the repurchase agreement, realization of the collateral may by subject to certain costs, losses or delays.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of June 30, 2017, if applicable.

Options Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option contracts to enhance its returns. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or

New Covenant Funds / Annual Report / June 30, 2017	43

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017

paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is a Fund may pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Forward Treasury Commitments — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Fund may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance. These transactions may increase the overall investment exposure for a Fund (and so may also create investment leverage) and involve a risk of loss if the value of the securities declines prior to the settlement date.

Master Limited Partnerships — To the extent consistent with its investment objective and strategies, a Fund may invest in entities commonly referred to as “MLPs” that are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, for- wards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. Federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Funds will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those

44	New Covenant Funds / Annual Report / June 30, 2017

Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Growth Fund, Balanced Growth Fund and Balanced Income Fund; declared and paid monthly for the Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. As of June 30, 2017, the Funds did not own any illiquid securities.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Administration Agreement — The Trust entered into an Administration Agreement with SEI Investments Global Funds Services (the “Administrator”). Under the Administration Agreement, the Administrator provides administrative and accounting services to the Funds. Under the terms of the Administration Agreement, the Administrator is entitled to a fee of 0.20% of each Fund’s average daily net assets. The Administrator has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Balanced Growth Fund and the Balanced Income Fund, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. Accordingly, the voluntary expense limitations are 0.14% and 0.20% for the Balanced Growth Fund and the Balanced Income Fund, respectively. These voluntary waivers may be terminated at any time.

Transfer Agent Servicing Agreement — In 2008, the Trust entered into a transfer agent servicing agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect, wholly-owned subsidiary of U.S. Bancorp. Under the terms of the Agreement, USBFS is entitled to account based fees and annual fund level fees, as well as reimbursement of out-of-pocket expenses incurred in providing transfer agency services.

Investment Advisory Agreement — The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement (“Agreement”) with SEI Investments Management Corporation (the “Adviser”). Under the Agreement, the Adviser is responsible for the investment management of the Funds and receives an annual advisory fee of 0.62% for the Growth Fund and 0.42% for the Income Fund. The Adviser does not receive an advisory fee for the Balanced Growth Fund and Balanced Income Fund. The Adviser has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Growth and Income Funds, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. The voluntary expense limitation is 0.80% for the Income Fund. Effective April 1, 2017, the voluntary expense limitation is 0.87% for the Growth Fund. These voluntary waivers may be terminated by the Adviser at any time. For the period from November 1, 2016 to April 1, 2017, the voluntary expense limitation was 0.93%. Prior to November 1, 2016, the voluntary expense limitation was 1.02% for the Growth Fund.

The Adviser has entered into sub-advisory agreements to assist in the selection and management of investment securities in the Growth Fund and the Income Fund. It is the responsibility of the sub-advisers, under the direction of the Adviser, to make day-to-day investment decisions for these Funds. The Adviser, not the Funds, pays each sub-adviser a quarterly fee, in arrears, for their services. The Adviser pays sub-advisory fees directly from its own advisory fee. The sub-advisory fees are based on the assets of the Fund allocated to the sub-adviser for which the sub- adviser is responsible for making investment decisions.

The following are the sub-advisers for the Growth Fund: BlackRock Investment Management, LLC, Brandywine Global Investment Management, LLC, Coho Partners, Ltd. and Parametric Portfolio Associates LLC. Ivy Investments (formerly Waddell & Reed Investments Management Company) was removed in May 2017.

The following are the sub-advisers for the Income Fund: Income Research & Management, Western Asset Management Company and Western Asset Management Company Limited.

New Covenant Funds / Annual Report / June 30, 2017	45

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017

Shareholder Service Plan and Agreement—The Trust entered into a Shareholder Service Plan and Agreement (the “Agreement”) with the Distributor. Per the Agreement, a Fund is authorized to make payments to certain entities which may include investment advisors, banks, trust companies and other types of organizations (“Authorized Service Providers”) for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Providers for its clients or other parties with whom they have a servicing relationship. Under the terms of the Agreement, the Growth Fund and the Income Funds are authorized to pay an Authorized Service Provider a shareholder servicing fee at an annual rate of up to 0.10% of the average daily net asset value of the Growth Fund and Income Fund, respectively, which fee will be computed daily and paid monthly, for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship.

Distribution Agreement — The Trust issues shares of the Funds pursuant to a Distribution Agreement with SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”). In consideration of the services and facilities to be provided by the Distributor or any service provider, each of the Growth Fund and the Income Fund (if such Fund has issued Shares) will pay to the Distributor a fee, as agreed from time to time, at an annual rate of up to 0.10% (ten basis points) of the average daily net asset value of the Growth Fund and the Income Fund, respectively, which fee will be computed daily and paid monthly.

Social Witness Services and License Agreement — The Trust retained New Covenant Trust Company (“NCTC”) to ensure that each Fund continues to invest consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). No less than annually, NCTC will provide the Trust with an updated list of issuers in which the Funds will be prohibited from investing.

NCTC will distribute to the Trust proxy voting guidelines and shareholder advocacy services for the Funds that NCTC deems to be consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). The Trust also engages NCTC to vote Fund proxies consistent with such proxy voting guidelines. NCTC shall monitor and review and, as necessary, amend the Proxy Voting Guidelines periodically to ensure that they remain consistent with the social witness principles.

NCTC also grants to the Trust a non-exclusive right and license to use and refer to the trade name, trademark and/ or service mark rights to the name “New Covenant Funds” and the phrase “Funds with a Mission”, in the name of the Trust and each Fund, and in connection with the offering, marketing, promotion, management and operation of the Trust and the Funds.

In consideration of the services provided by NCTC, the Growth Fund and the Income Fund will each pay to NCTC a fee at an annual rate of 0.15% of the average daily net asset value of the shares of such Fund, which fee will be computed daily and paid monthly.

Payment to Affiliates — Certain officers and/or interested trustees of the Trust are also officers of the Distributor, the Adviser, the Administrator or NCTC. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly and interim board meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser, the Administrator or NCTC.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board.

Investment in Affiliated Security — The Funds may invest excess cash in the SEI Daily Income Trust (SDIT) Government Fund, an affiliated money market fund. The Balanced Funds invest in the Growth Fund and Income Fund.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the ‘‘Program’’) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the ‘‘SEI Funds’’). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (‘‘Repo Rate’’), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (‘‘Bank Loan Rate’’). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board

46	New Covenant Funds / Annual Report / June 30, 2017

of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. During the year ended June 30, 2017, the Trust did not participate in interfund lending.

4. DERIVATIVE TRANSACTIONS

The International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to Over The Counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Fund’s ISDA master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA Master Agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities and therefore disclose these derivative assets and derivative liabilities on a gross basis. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

The following is a summary of the variation margin of exchange-traded financial derivative instruments of the Funds as of June 30, 2017 ($ Thousands):

	Financial Derivative Asset	Financial Derivative Liability
	Variation Margin Asset	Variation Margin Liability
Fund	Futures	Futures
Income Fund	$35	$26

Cash with a total market value of $86 ($ Thousands) has been pledged as collateral for exchange-traded derivative instruments as of June 30, 2017.

New Covenant Funds / Annual Report / June 30, 2017	47

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017

Written options transactions entered into during the year ended June 30, 2017 are summarized as follows:

	Income Fund
	Number of Contracts	Premiums ($ Thousands)
Balance at beginning of year	12	$ 5
Written	695	208
Expired	(681)	(197)
Closing buys	(26)	(16)
Balance at end of year	—	$—

As of June 30, 2017, none of the Funds held options.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities, excluding U.S. government and other short-term investments, for the year ended June 30, 2017, were as follows:

Fund	Purchases (excluding Short-Term Investments & U.S. Government Securities) ($ Thousands)	Sales (excluding Short-Term Investments & U.S. Government Securities) ($ Thousands)	Purchases of U.S. Government Securities ($ Thousands)	Sales of U.S. Government Securities ($ Thousands)
Growth Fund	$190,270	$226,402	$ —	$ —
Income Fund	66,830	68,335	368,661	346,370
Balanced Growth Fund	10,884	35,037	—	—
Balanced Income Fund	3,953	6,592	—	—

The following is a summary of the transactions with affiliates for the year ended June 30, 2017:

	Value 6/30/2016 ($ Thousands)	Purchases at Cost ($ Thousands)	Proceeds from Sales ($ Thousands)	Realized Gain (Loss) ($ Thousands)	Unrealized Gain (Loss) ($ Thousands)	Value 6/30/2017 ($ Thousands)	Dividends from Affiliates ($ Thousands)
Growth Fund
SDIT Government Fund	$ 18,618	$ 55,393	$ (57,630)	$ —	$ —	$ 16,381	$ 47
Income Fund
SDIT Government Fund	935	95,217	(93,745)	—	—	2,407	10
Balanced Growth Fund
New Covenant Growth Fund	172,525	—	(28,163)	1,681	26,002	172,045	1,207
New Covenant Income Fund	109,043	10,884	(6,873)	(345)	(1,365)	111,344	2,069
SDIT Government Fund	2,769	31,618	(31,867)	—	—	2,520	8
Balanced Income Fund
New Covenant Growth Fund	27,763	228	(4,541)	418	4,011	27,879	192
New Covenant Income Fund	49,375	3,725	(2,051)	(99)	(651)	50,299	928
SDIT Government Fund	780	8,311	(8,169)	—	—	922	2

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for federal income tax is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

48	New Covenant Funds / Annual Report / June 30, 2017

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, reclassification of long term capital gain distributions on Real Estate Investment Trust securities, foreign exchange gain and loss, reclassification of income from Passive Foreign Investment Companies, and basis adjustments for investments in partnerships, have been reclassified to/ (from) the following accounts as of June 30, 2017:

	Undistributed Net Investment Income (Loss) ($ Thousands)	Accumulated Net Realized Gain (Loss) ($ Thousands)	Paid-in Capital ($ Thousands)
Growth Fund	$ (84)	$ 84	$ –
Income Fund	826	(826)	–

The tax character of dividends and distributions paid during the last two years ended June 30 were as follows:

		Ordinary Income ($ Thousands)	Long Term Capital Gains ($ Thousands)	Total Taxable Deductions ($ Thousands)	Total Distributions Paid ($ Thousands)
Growth Fund	2017	$ 2,811	$ —	$ 2,811	$ 2,811
	2016	9,729	19,120	28,849	28,849
Income Fund	2017	5,601	—	5,601	5,601
	2016	5,431	—	5,431	5,431
Balanced Growth Fund	2017	2,992	6,915	9,907	9,907
	2016	5,830	25,218	31,048	31,048
Balanced Income Fund	2017	1,036	967	2,003	2,003
	2016	1,340	3,963	5,303	5,303

As of June 30, 2017, the components of distributable earnings (accumulated losses) were as follows:

		Undistributed Ordinary Income ($ Thousands)		Undistributed Long-Term Capital Gain ($ Thousands)		Capital Loss Carryforwards ($ Thousands)		Post- October Losses ($ Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)		Other Temporary Differences ($ Thousands)		Total Distributable Earnings (Accumulated Losses) ($ Thousands)
New Covenant Growth Fund	$	470	$	20,177	$	—	$	—	$	71,698	$	—	$	92,345
New Covenant Income Fund		506		—		(51,546)		(901)		1,736		(540)		(50,745)
New Covenant Balanced Growth Fund		415		1,277		—		—		47,723		—		49,415
New Covenant Balanced Income Fund		215		288		—		—		9,923		—		10,426

Post October losses represent losses realized on investment transactions from November 1, 2016 through June 30, 2017 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year. Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2017 through June 30, 2017 and specified losses realized on investment transactions from November 1, 2016 through June 30, 2017, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards incurred in taxable years beginning before December 22, 2010 may be carried forwards for a maximum period of eight years and applied against future net realized gains. At June 30, 2017, the breakdown of capital loss carryforwards was as follow:

	Expires 2018 ($ Thousands)	Total Capital Loss Carryforwards ($ Thousands) June 30, 2017
Income Fund	$ 51,027	$ 51,027

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain

New Covenant Funds / Annual Report / June 30, 2017	49

NOTES TO FINANCIAL STATEMENTS (Concluded)

June 30, 2017

their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total* ($ Thousands)
Income Fund	$ 26	$ 493	$ 519

*This table should be used in conjunction with the capital loss carryforwards table.

For Federal income tax purposes, the cost of securities owned at June 30, 2017, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales, MLP basis adjustments and basis adjustments from investments in registered investment companies which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at June 30, 2017 was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Growth Fund	$ 336,248	$ 82,420	$ (10,715)	$ 71,705
Income Fund	320,577	3,295	(1,593)	1,702
Balanced Growth Fund	238,186	47,723	—	47,723
Balanced Income Fund	69,177	10,087	(164)	9,923

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of June 30, 2017, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. CONCENTRATIONS/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the con- tract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The market values of the Income Fund’s investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The Growth Fund concentrates its investments in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Funds will not invest more than 15% of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days are subject to this 15% limit. The Funds may purchase securities which are not registered under the Securities Act of 1933 (the “Securities Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. In some cases, such securities are classified as “illiquid securities;” however, any such security will not be considered illiquid so long as it is determined by the Adviser, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

50	New Covenant Funds / Annual Report / June 30, 2017

The Income Fund may invest a limited amount of assets in debt securities which are rated below investment grade (hereinafter referred to as “lower- rated securities”) or which are unrated but deemed equivalent to those rated below investment grade by the portfolio managers. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher-grade issues, and typically involve greater risks. The yields on lower-rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. Lower-rated securities are subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, and increase the possibility of default.

The Balanced Growth Fund and Balanced Income Fund invest their assets primarily in the Growth Fund and the Income Fund. By investing primarily in shares of these Funds, shareholders of the Balanced Funds indirectly pay a portion of the operating expenses, management fees and brokerage costs of the underlying Funds as well as their own operating expenses. Thus, shareholders of the Balanced Funds may indirectly pay slightly higher total operating expenses and other costs than they would pay by directly owning shares of the Growth Fund and Income Fund. A change in the asset allocation of either Balanced Fund could increase or reduce the fees and expenses actually borne by investors in that Fund. The Balanced Funds are also subject to rebalancing risk. Rebalancing activities, while undertaken to maintain a Fund’s investment risk-to- reward ratio, may cause the Fund to under-perform other funds with similar investment objectives. For the Balanced Growth Fund, it is possible after rebalancing from equities into a greater percentage of fixed-income securities, that equities will outperform fixed income investments. For the Balanced Income Fund, it is possible that after rebalancing from fixed-income securities into a greater percentage of equity securities, that fixed-income securities will outperform equity investments. The performance of the Balanced Growth Fund and the Balanced Income Fund depends on the performance of the underlying Funds in which they invest.

8. CONCENTRATION OF SHAREHOLDERS

On June 30, 2017, the number of shareholders below held the following percentage of the outstanding shares of the Funds. These shareholders are affiliated with the Funds.

	# of Shareholders	% of Outstanding Shares
Growth Fund	3	52.54%
Income Fund	3	58.00%
Balanced Growth Fund	1	0.97%
Balanced Income Fund	1	0.86%

9. REGULATORY MATTERS

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

10. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2017.

New Covenant Funds / Annual Report / June 30, 2017	51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

NEW COVENANT FUNDS:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of New Covenant Funds (the “Trust”), comprised of the New Covenant Growth Fund, New Covenant Income Fund, New Covenant Balanced Growth Fund, and New Covenant Balanced Income Fund (collectively, the “Funds”), as of June 30, 2017, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodians, transfer agent on the underlying funds, and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the New Covenant Funds as of June 30, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

August 29, 2017

52	New Covenant Funds / Annual Report / June 30, 2017

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of June 30, 2017.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104	Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	104	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	104	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

New Covenant Funds / Annual Report / June 30, 2017	53

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 59 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	104	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 69 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	104	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	104	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998-August 2003.	104	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 62 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006-2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	104	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 70 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

54	New Covenant Funds / Annual Report / June 30, 2017

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 46 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 40 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Vice President	since 2012	Director of Global Investment Product Management January 2004 - to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 36 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 - April 2011.	N/A	N/A

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

New Covenant Funds / Annual Report / June 30, 2017	55

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

June 30, 2017

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2016 to June 30, 2017).

The table on this page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 7/1/16	Ending Account Value 6/30/17	Annualized Expense Ratios	Expenses Paid During Period*
Growth Fund
Actual Fund Return	$1,000.00	$1,092.60	0.90%	$4.67
Hypothetical 5% Return	$1,000.00	$1,020.33	0.90%	$4.51
Income Fund
Actual Fund Return	$1,000.00	$1,017.40	0.80%	$4.00
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
Balanced Growth Fund†
Actual Fund Return	$1,000.00	$1,061.30	0.14%	$0.72
Hypothetical 5% Return	$1,000.00	$1,024.10	0.14%	$0.70
Balanced Income Fund†
Actual Fund Return	$1,000.00	$1,042.60	0.17%	$0.86
Hypothetical 5% Return	$1,000.00	$1,023.95	0.17%	$0.85

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
†	Excludes expenses of the underlying affiliated investment companies.

56	New Covenant Funds / Annual Report / June 30, 2017

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

New Covenant Funds (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 28-29, 2017 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on September 13-14, 2016 and December 6-7, 2016. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the

New Covenant Funds / Annual Report / June 30, 2017	57

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) (Concluded)

factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees, and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and

58	New Covenant Funds / Annual Report / June 30, 2017

profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and their affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

New Covenant Funds / Annual Report / June 30, 2017	59

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a June 30, 2017 taxable year end, this notice is for information purposes only. For shareholders with a June 30, 2017 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended June 30, 2017, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

Fund	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(D) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(E) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
New Covenant Growth Fund	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.22%	0.00%
New Covenant Income Fund	0.00%	100.00%	100.00%	0.00%	0.00%	13.56%	73.44%	0.00%
New Covenant Balanced Growth Fund	69.80%	30.20%	100.00%	30.25%	30.53%	0.00%	0.00%	100.00%
New Covenant Balanced Income Fund	48.27%	51.73%	100.00%	15.32%	15.58%	0.00%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of ‘‘Qualifying Dividend Income’’ and is reflected as a percentage of ‘‘Ordinary Income Distributions.’’ It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

(3)	‘‘U.S. Government Interest’’ represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of each Fund’s total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each Fund. Item (E) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

60	New Covenant Funds / Annual Report / June 30, 2017

NEW COVENANT FUNDS ANNUAL REPORT JUNE 30, 2017

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

New Covenant Fund

877-835-4531

SEI New ways. New answers.® 1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456 NEW COVENANT FUNDS

NCF-F-001 (06/17)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Cote, Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2017 and 2016 as follows:

		Fiscal 2017			Fiscal 2016
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$66,000	N/A	$0	$66,000	N/A	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees(3)	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$415,697	$0	$0	$240,350	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Tax fees include amounts related to tax compliance and consulting services

(e)(1) The Registrant’s Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2017	Fiscal 2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2017 and 2016 were $415,697 and $240,350, respectively. Non-audit fees consist of a service organization controls report review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the

Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

(a) The Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on February 22, 2012, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

New Covenant Funds

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 8, 2017

By	/s/ James J. Hoffmayer
James J. Hoffmayer
Controller & CFO

Date: September 8, 2017